UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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GoAmerica, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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433 Hackensack Avenue
Hackensack, New Jersey 07601

May 28, 2008

To Our Stockholders:

     You are cordially invited to attend the 2008 Annual Meeting of Stockholders of GoAmerica, Inc., to be held at 10:00 a.m. local time, on Wednesday, June 25, 2008, at the Sheraton Sonoma County, 745 Baywood Drive, Petaluma, California. The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we urge you to have your shares represented by taking a moment to vote by phone, via the Internet or by using the enclosed proxy card, at your earliest convenience. Unless the proxy is validly revoked by you, your shares will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely yours,

/s/ Aaron Dobrinsky
Aaron Dobrinsky
Chairman of the Board

/s/ Daniel R. Luis
Daniel R. Luis
Chief Executive Officer

433 Hackensack Avenue
Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 25, 2008

To our stockholders:

     On behalf of our Board of Directors, it is my pleasure to invite you to our 2008 Annual Meeting of Stockholders to be held at the Sheraton Sonoma County, 745 Baywood Drive, Petaluma, California, on Wednesday, June 25, 2008, at 10:00 a.m. local time. The purpose of the Annual Meeting is to take action with respect to the matters set forth below at the meeting and any adjournment or postponement thereof:

  Election of six directors by the holders of our common stock and Series A Preferred Stock, voting together as a class (Proposal 1(a)), and election of two directors by the holders of our Series A Preferred Stock, voting separately as a class (Proposal 1(b)), in both cases for a term of one year;

  Approval of an amendment to our certificate of incorporation to change the earliest date on which our Series A Preferred Stock is subject to redemption at the option of the holder (Proposal 2);
  Approval of an amendment to our certificate of incorporation and to our bylaws to allow action by stockholder consent in lieu of a meeting (Proposal 3);
  Approval of amendments to our 2005 Equity Compensation Plan to increase the number of authorized shares under such plan and the number of shares subject to award to any individual during any calendar year (Proposal 4);
  Ratification of the appointment of WithumSmith + Brown, P.C. as GoAmerica’s independent registered public accounting firm for the year ending December 31, 2008 (Proposal 5); and
  Such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on May 23, 2008, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting.

     Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope or, in most cases, by using the telephone or the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers - How You Can Vote” beginning on page 3 of this proxy statement and to the instructions on your proxy or voting instruction card.

     This Notice of Annual Meeting and Proxy Statement, the accompanying form of proxy or voting instruction card and our Annual Report on Form 10-K are being mailed to stockholders on or about May 30, 2008. You also can view these documents on the Internet at: http://www.irconnect.com/goam/pages/sec-filings.html.

Hackensack, New Jersey	By Order of the Board of Directors

May 28, 2008	/s/ Michael J. Pendergast
Michael J. Pendergast
General Counsel and Secretary

i

TABLE OF CONTENTS
(continued)

Appendix A: Second Amended and Restated Certificate of Incorporation	A-1

Appendix B: Amended and Restated Bylaws	B-1

Appendix C: Amended and Restated 2005 Equity Compensation Plan	C-1

ii

433 Hackensack Avenue
Hackensack, New Jersey 07601

____________________

PROXY STATEMENT
____________________

GENERAL INFORMATION

     The GoAmerica Board of Directors is furnishing you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2008 Annual Meeting of Stockholders of GoAmerica or any adjournment thereof. The Annual Meeting will be held at the Sheraton Sonoma County, 745 Baywood Drive, Petaluma, California, on Wednesday, June 25, 2008, at 10:00 a.m., local time.

     The Notice of Annual Meeting, Proxy Statement, 2007 Annual Report on Form 10-K and proxy card documents are being mailed to stockholders on or about May 30, 2008. These same materials are available on the Internet at http://www.irconnect.com/goam/pages/sec-filings.html. All properly executed written proxies that are received by the Board of Directors will be voted as directed by the stockholders at the Annual Meeting. Each person who is a GoAmerica stockholder of record at the close of business on May 23, 2008, the record date, is entitled to vote at the Annual Meeting or any adjournments thereof. Each stockholder is entitled to one vote for each share of common stock and Series A Preferred Stock held on the record date.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Proposals to be Voted On

1. What items of business will be voted on at the Annual Meeting?

The items of business expected to be voted on at the Annual Meeting are as follows:

  Election of six directors by the holders of our common stock and Series A Preferred Stock, voting together as a class (Proposal 1(a)), and election of two directors by the holders of our Series A Preferred Stock, voting separately as a class (Proposal 1(b)), in both cases for a term of one year;
  Approval of an amendment to our certificate of incorporation to change the earliest date on which our Series A Preferred Stock is subject to redemption at the option of the holder (Proposal 2);
  Approval of an amendment to our certificate of incorporation and to our bylaws to allow action by stockholder consent in lieu of a meeting (Proposal 3);
  Approval of an amendment to our 2005 Equity Compensation Plan to increase the number of authorized shares under such plan and the number of shares subject to award to any individual during any calendar year (Proposal 4); and
  Ratification of the appointment of WithumSmith + Brown, P.C. as GoAmerica’s independent registered public accounting firm for the year ending December 31, 2008 (Proposal 5).

2. What are my voting choices?

     You may vote FOR or WITHHOLD authority from voting, on any or all nominees for election as directors. You may vote FOR or AGAINST or you may ABSTAIN from voting on any other matter to be voted on at the Annual Meeting. Your shares will be voted as you specifically instruct. If you sign your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

3. How does the Board of Directors recommend that I vote?

     Our Board of Directors recommends that you vote your shares FOR each of its eight nominees for election to the board, and FOR each of the other matters to be voted on at the Annual Meeting.

4. What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

     To conduct business at the Annual Meeting, a quorum consisting of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, must be present. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     The following are the voting requirements applicable to the matters to be presented for stockholder action at the Annual Meeting:

     Proposal 1(a) - Election of six directors. The directors will be elected by a plurality of the votes of the holders of our common stock and Series A Preferred Stock, voting together as a class, entitled to vote at the Annual Meeting. The six persons receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

     Proposal 1(b) - Election of two directors. The directors will be elected by a plurality of the votes of the holder of our Series A Preferred Stock, voting separately as a class, entitled to vote at the Annual Meeting. The two persons receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

     Proposal 2 - Approval of an amendment to our certificate of incorporation to change the earliest date on which our Series A Preferred Stock is subject to redemption at the option of the holder. The affirmative vote by holders of a majority of the votes of all shares of our common stock and Series A Preferred Stock, voting together as a class, and the affirmative vote by holders of a majority of the votes of all shares of our Series A Preferred Stock, voting separately as a class, entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal.

     Proposal 3 - Approval of an amendment to our certificate of incorporation and to our bylaws to allow action by stockholder consent in lieu of a meeting. The affirmative vote by holders of 80% of the votes of all shares of our common stock and Series A Preferred Stock, voting together as a class, entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal.

     Proposal 4 - Approval of an amendment to our 2005 Equity Compensation Plan to increase the number of authorized shares under such plan and the number of shares subject to award to any individual during any calendar year. The affirmative vote of the holders of a majority of all shares of our common stock and Series A Preferred Stock, voting together as a class, present or represented and entitled to vote at the Annual Meeting, is required to approve Proposal 4. Withheld votes and broker non-votes will have no effect on the outcome of the proposal.

     Proposal 5 - Ratification of Auditor Selection. The affirmative vote of the holders of a majority of our common stock and Series A Preferred Stock, voting together as a single class, present or represented and entitled to vote at the Annual Meeting is necessary for approval of Proposal 5. Broker non-votes do not count as votes for or against this proposal. Withheld votes and broker non-votes will have no effect on the outcome of the proposal.

     If your shares are held in the name of a broker or another holder or record, then your broker or the other holder of record is permitted to vote your shares on the election of directors (Proposals 1(a) and 1(b)) and the ratification of WithumSmith + Brown, P.C. as our independent registered public accounting firm (Proposal 5), even if the record holder does not receive voting instructions from you. The record holder may not vote on any of the stockholder proposals without instructions from you. Without your voting instructions, a broker non-vote will occur.

5. Could other matters be decided at the Annual Meeting?

     At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

     If you have returned your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the Board of Directors has granted discretionary authority to John R. Ferron and Michael J. Pendergast, officers of the Company, to vote on those matters for you.

6. Is my vote confidential?

     Yes. All proxy cards, ballots or voting instructions delivered to American Stock Transfer & Trust Company will be kept confidential.

7. Where can I find the results of the voting?

     We intend to announce preliminary voting results at the Annual Meeting and to publish final results in our Quarterly Report on Form 10-Q for the second quarter of 2008 that we will file with the Securities and Exchange Commission (the “SEC”). The report will be available on the Internet at http://www.irconnect.com/goam/pages/sec-filings.html.

How You Can Vote

8. Who is entitled to attend and vote at the Annual Meeting?

     Stockholders as of the close of business on the record date, May 23, 2008, are entitled to attend and vote at the Annual Meeting or any adjournment thereof. As of that date, 9,159,071 shares of common stock and 7,736,944 shares of Series A Preferred Stock were issued and outstanding. You may vote all shares owned by you on the record date, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee.

9. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

     If your shares are registered directly in your name with GoAmerica’s transfer agent, American Stock Transfer & Trust Company, you are considered, for those shares, to be the “stockholder of record.” The Notice of Annual Meeting, Proxy Statement, 2007 Annual Report on Form 10-K and proxy card documents have been sent directly to you by GoAmerica. If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice of Annual Meeting, Proxy Statement, 2007 Annual Report on Form 10-K and proxy card documents have been forwarded to you by your broker, bank or other holder of record who is considered, for those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet.

10. How do I vote?

You may vote using any of the following methods:

  By Mail. Vote by marking, signing, dating and returning a proxy card. To vote for the Company’s nominees, mark, sign, date, and return the enclosed proxy card in the accompanying envelope.
  Via the Internet or Telephone. Vote via the Internet or telephone in accordance with the instructions on your proxy card.
  In Person. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

11. May I change my vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

  written notice to the Secretary of the Company;
  timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or
  voting by ballot at the Annual Meeting.

     If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

12. What is the deadline to vote?

     If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. If you hold shares as the beneficial owner, please follow the voting instructions provided by your broker, trustee or other nominee.

13. Who will count the vote?

     Representatives of our transfer agent, American Stock Transfer & Trust Company, will tabulate the votes. John R. Ferron and Michael J. Pendergast, who are officers of the Company, will act as inspectors of election.

Attending the Annual Meeting

14. When and where is the Annual Meeting?

     The Annual Meeting will be held at the Sheraton Sonoma County, 745 Baywood Drive, Petaluma, California, on Wednesday, June 25, 2008, at 10:00 a.m., local time.

15. Who can attend the Annual Meeting?

     You are entitled to attend the Annual Meeting only if you were a GoAmerica stockholder at the close of business on May 23, 2008 or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

     If you are a stockholder of record, an admission ticket is attached to the enclosed proxy card. If you plan to attend the meeting, please bring the admission ticket with you. If you do not bring your admission ticket, your name must be verified against our list of stockholders of record.

     If you are not a stockholder of record but hold shares in street name through a broker, trustee or other nominee, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 23, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

     The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:45 a.m., and you should allow ample time for check-in procedures.

Stockholder Proposals and Director Nominations

16. What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Meeting of Stockholders?

     Under the rules of the SEC and our bylaws, in order to be considered for inclusion in next year’s proxy statement, all stockholder proposals must be submitted in writing by January 25, 2009 to GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 0760, Attention: Secretary. The notice should contain the text of any proposal, the name and address of the stockholder as they appear in the books of the Company, the number of common shares of the Company that are beneficially owned by the stockholder, and any material interest of the stockholder in such business. If a stockholder submits a proposal for consideration at the 2009 annual meeting after January 25, 2009, the Company’s proxy for the 2009 annual meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 2009 annual meeting.

17. How does a stockholder recommend or nominate someone to be considered for election as a director of GoAmerica?

     Any member of the Board of Directors or any stockholder or group of stockholders entitled to vote in an election meeting and who is a stockholder of record at the time of making any such notice may nominate or recommend any person as a nominee for director of GoAmerica by submitting such recommendation or notice of nomination in writing to the Corporate Secretary the address set forth in Question 16 not less than 150 calendar days before the anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting (for the 2009 meeting, such notice must be received by January 25, 2009) (the “Notice”). In cases where the Company changes its annual meeting date by more than 30 calendar days from year to year, or intends to hold an election meeting at a time other than at the annual meeting, the Notice must be received by the Corporate Secretary no later than the close of business on the 10th calendar day following the date on which notice of the date of the annual meeting or election meeting is publicly disclosed. The Notice shall set forth the following information:

  the name, residence address and business address of the proponent and of the person to be nominated, and the principal occupation or employment and the name, type of business and address of the business in which such employment is carried on of the proponent and nominee;
  a representation that the proponent is a holder of record of GoAmerica stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination specified in the Notice;
  a description of all arrangements between the proponent and any other person pursuant to which the nomination is to be made;
  such other information regarding the nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nomination or other proposal been made by the Board of Directors; and
  the consent of the nominee to serve as a GoAmerica director if elected.

Proxy Materials and Solicitation of Proxies

18. Who pays the solicitation expenses for this Proxy Statement and related Company materials?

     We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to owners of common stock.

19. Can I receive electronic delivery of proxy materials and annual reports?

     Yes. This Proxy Statement and the Company’s 2007 Annual Report on Form 10-K are available on the Internet at http://www.irconnect.com/goam/pages/sec-filings.html. Instead of receiving paper copies of next year’s Proxy Statement and Annual Report in the mail, stockholders can elect to receive an e-mail message that will provide a link to these documents on the website. Based upon new rules adopted by the SEC, we expect to use the Notice and Access form of proxy distribution next year. Under that method, you will receive a notice in the mail about electronic or paper copies, and will then need to respond if you want paper copies mailed to you in 2009. By opting to access your proxy materials online, you will save us the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources.

20. What is “householding” and how does it affect me?

     We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Annual Meeting, Proxy Statement, and 2007 Annual Report on Form 10-K, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

     Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

     If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Annual Meeting and Proxy Statement and the accompanying documents, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer & Trust Company (in writing: 6201 15th Avenue, Brooklyn, NY 11219; by telephone: (718) 921-8145.

     If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting, Proxy Statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer & Trust Company as indicated above.

     Beneficial owners can request information about householding from their banks, brokers or other holders of record.

21. What should I do if I receive more than one set of proxy materials?

     You may receive more than one set of proxy materials, including multiple proxy or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy and voting instruction card that you receive.

22. What should I do if I wish to obtain a copy of the Annual Report on Form 10-K?

     A copy of our Annual Report on Form 10-K for the year ended December 31, 2007 is enclosed with this Proxy Statement. We will furnish, without charge, a copy of the Annual Report on Form 10-K, including financial statements and schedules thereto but not including exhibits, to each of our stockholders of record on May 23, 2008, and to each beneficial stockholder on that date upon written request made to the Investor Relations Department, GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601. A reasonable fee will be charged for copies of requested exhibits.

VOTING BY CLEARLAKE CAPITAL GROUP

     As of the record date, Clearlake Capital Partners, LLC and its affiliates (collectively, “Clearlake Capital Group”) owned and is entitled to vote at the Annual Meeting 297,585 outstanding shares of our common stock, and all 7,736,944 outstanding shares of our Series A Preferred Stock (which were convertible into 7,976,465 shares of common stock). The shares of Series A Preferred Stock held by Clearlake Capital Group will vote as a separate class in the approval of Proposal 1(b). The shares of Series A Preferred Stock held by Clearlake Capital Group will vote (on an as converted basis) together with the common stock in the approval of each of the other proposals, and, together with the common stock beneficially owned by Clearlake Capital Group, will constitute approximately 48.3% of the outstanding shares entitled to vote on such proposals. Clearlake Capital Group has indicated its intention to have its shares of our common stock and Series A Preferred Stock represented at the meeting and voted FOR the election of each of the director nominees to our board of directors and FOR the adoption of Proposals 2, 3, 4 and 5.

PROPOSALS 1(a) AND 1(b)

ELECTION OF DIRECTORS

Description of Proposals 1(a) and 1(b)

     Proposal 1(a) is a proposal to elect six directors to serve until the 2009 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, who shall be elected by the holders of our common stock and Series A Preferred Stock as a class. Each of the candidates was recommended as a nominee for election to the Board of Directors by the Nominating Committee.

     Proposal 1(b) is a proposal to elect two directors to serve until the 2009 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, who shall be elected by the holders of our Series A Preferred Stock voting separately as a class. Both of such persons were nominated by Clearlake Capital Group in accordance with its rights as the holder of all of our outstanding Series A Preferred Stock.

     Each director to be elected pursuant to Proposal 1(a) and Proposal 1(b) will hold office until the 2009 annual meeting of stockholders. In any event, a director elected at the 2008 Annual Meeting will hold office until his successor is elected and is qualified, or until such director’s earlier death, resignation, retirement, disqualification or removal.

Nominees for Election

Proposal 1(a) Nominees

     Information about the nominees for election as directors pursuant to Proposal 1(a) appears below:

     Aaron Dobrinsky founded GoAmerica in 1996 and has served as our Chairman of the Board since our inception in 1996. He also served as our President until November 2000 and our Chief Executive Officer until January 2003. Since 2006, he has served as President of Dobrinsky Management, Inc. (DMI), a management consulting and advisory firm providing strategic and operational guidance to startup and mid-stage companies. Mr. Dobrinsky was an executive member of the board of directors of RoomLinX, Inc., a provider of wireless high-speed Internet network solutions to hotels and conference centers, from June 2004 through November 17, 2006, where he also served as Chief Executive Officer from June 2004 through November 1, 2005. Mr. Dobrinsky is a board advisor and board member for several private companies.

     Steven Eskenazi joined our board in January 2008. From 1997 until April 2008, Mr. Eskenazi was a Managing Director/Managing General Partner WaldenVC II LP and Walden Media & Information Technology LP. He joined Walden from Alex. Brown, where he worked for seven years as a Managing Director and founder of Alex. Brown’s New Media Group. At Alex. Brown, he was directly involved in financing and sponsoring a wide range of media technology companies. Mr. Eskenazi is a member of the board of directors of several privately held companies. Mr. Eskenazi received his Master of Business Administration from the Amos Tuck School at Dartmouth College, and he earned his Bachelor of Science Degree in Applied Mathematics with Honors from Union College.

     Christopher Gibbons was appointed to GoAmerica’s board in March 2008. He held multiple executive positions at Microsoft from 1993 to 1999, including Chief Information Officer (CIO). While at Microsoft, he also served as General Manager of Microsoft’s Enterprise Computing Group and was responsible for global Office 2000 marketing programs for enterprises. Most recently, Mr. Gibbons was the Chief Technology Officer (CTO) (from 2000 to 2004) and a board member (from 2000 to 2006) of eStara Corp, an e-commerce optimization provider, until it was acquired by ATG in 2006. In addition to his technology roles, Mr. Gibbons has also held a number of operational and financial positions. He is currently an advisor to Clearlake Capital Group and serves as a member of Clearlake Capital Group’s Executive Council. Previously, Mr. Gibbons was the CIO for Promus Corp and served as VP Finance for its Holiday Inn division, from 1986 to 1992. He also advised Texas Pacific Group on technology investments. Mr. Gibbons holds a B.S. in mathematics from Lawrence University and Northwestern University, along with an M.S. in accounting and information systems from Northwestern University.

     Daniel R. Luis joined our board in January 2003 at the time he was elected our Chief Executive Officer. He previously served as our President and Chief Operating Officer from May 2002 until January 2003. Mr. Luis is also President and Chief Executive Officer of Wynd Communications Corporation, which became a wholly owned subsidiary of GoAmerica in June 2000. Mr. Luis joined Wynd in 1994 and has held his current positions with Wynd since 1998.

     William M. McDonagh joined our board in January 2008. Mr. McDonagh has been a venture partner with WaldenVC, a venture capital firm, since September 2000, and has been a management consultant since January 1999. From April 1994 to March 1998, Mr. McDonagh served as president and chief operating officer of Broderbund Software, Inc., a company that develops and markets personal computer software. Mr. McDonagh is currently a member of the board of directors of Design Within Reach, Inc., a public reseller of modern-design furnishings. Mr. McDonagh holds a Bachelor of Business Administration in accounting from the University of Notre Dame and a Master of Business Administration from Golden Gate University.

     Edmond Routhier became our President and joined our board as Vice Chairman in January 2008. Mr. Routhier joined Hands On Video Relay Services, Inc. as its President on September 2006. Prior to joining Hands On, Mr. Routhier was Managing Member of Caymus Investment Group, LLC, which makes private equity and debt investments. Mr. Routhier served as the chief executive officer of Sportsuniverse, Inc., an application service provider for a patented channel management software solution, from 1997 to 1999. In 1999, Sportsuniverse, Inc. was acquired by Fogdog.com, which went public in December 1999. Prior to joining Sportsuniverse, Inc. and Fogdog.com, from 1992 to 1997, Mr. Routhier was founder and chief executive officer of Rock’N Tacos, Inc., the parent company of Rock’N Tacos, JuiceGym and Rojoz Restaurants. Rock’N Tacos, Inc. was sold in 1997.

Proposal 1(b) Nominees

     Information about the nominees for election as directors pursuant to Proposal 1(b) appears below:

     Steven C. Chang joined our board in January 2008. Mr. Chang is a partner and co-founder of Clearlake Capital Group, a private investment firm. Prior to forming Clearlake Capital Group in January 2007, Mr. Chang was a partner in and a member of the investment committee of Tennenbaum Capital Partners, LLC, a private investment firm, where he worked as an investment professional from 2002 to December 2006. Before joining Tennenbaum Capital Partners, he was a Principal at Barnard & Co., a private equity investment group, from 1997 to 2001. From 1995 to 1997, Mr. Chang worked at Goldman, Sachs & Co., a global financial services firm, in its Special Situations, Mergers & Acquisitions, and Healthcare groups. Mr. Chang has A.B., B.S. and M.S. degrees from Stanford University. He currently serves as a director of Lawson Software, Inc., a software and service provider, and also as a representative for Clearlake Capital Group to the boards of directors of several privately held companies.

     Behdad Eghbali joined our board in August 2007. Mr. Eghbali is a partner and co-founder of Clearlake Capital Group, a private investment firm. Prior to forming Clearlake Capital Group in January 2007, Mr. Eghbali was a private equity investor at the Texas Pacific Group from 2003 to 2007. Before joining Texas Pacific Group in 2003, Mr. Eghbali was a partner at Venus Capital (Voyager Fund) from 2001 to 2003. Prior to that, he was the Vice President of Business Development at Turbolinux, a software/services provider, from 1999 to 2001. Mr. Eghbali serves as a representative for Clearlake Capital Group to the boards of directors of several privately held companies. Mr. Eghbali received a BS degree from the University of California, Berkeley.

Vote Required; Board Recommendation

Proposal 1(a)

     The directors will be elected by a plurality of the votes of the holders of our common stock and Series A Preferred Stock, voting together as a class, entitled to vote at the Annual Meeting.

     The six persons receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

Proposal 1(b)

     The directors will be elected by a plurality of the votes of the holders of our Series A Preferred Stock, voting separately as a class, entitled to vote at the Annual Meeting. The two persons receiving the greatest number of votes duly cast for the election of directors will be elected. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

     The Board of Directors recommends a vote FOR the election of each of the nominees named above to the Board of Directors.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE THE EARLIEST DATE ON WHICH OUR SERIES A PREFERRED STOCK IS SUBJECT TO REDEMPTION AT THE OPTION OF THE HOLDER

Description of Proposal 2

     Our Board of Directors has unanimously adopted an amendment to our certificate of incorporation (the “Preferred Redemption Amendment”) to change the earliest date on which our Series A Preferred Stock is subject to redemption at the option of the holder to a date that is at least one year after the “Scheduled Term Loan Maturity Date,” as defined in our loan agreements. In connection with our acquisition of Verizon’s TRS division and Hands On Video Relay Services, Inc. on January 10, 2008, we entered into the following: (i) the Credit Agreement by and among GoAmerica, as borrower, the lenders from time to time party thereto, the letter of credit issuers from time to time party thereto, Churchill Financial LLC, as administrative agent, and Ableco Finance LLC, as collateral agent, and (ii) the Second Lien Credit Agreement by and among GoAmerica, as borrower, the lenders from time to time party thereto, and Clearlake Capital Group, L.P., as administrative agent. The lenders required us to agree, in the loan agreements, that after the closings, we would amend our certificate of incorporation to change the earliest date on which our Series A Preferred Stock is subject to redemption by the holder to a date that is at least one year after the Scheduled Term Loan Maturity Date.

     The loan agreements define “Scheduled Term Loan Maturity Date” as January 10, 2014. Article IV, Paragraph B, Section 3(a) of our existing Certificate of Incorporation provides that any holder of shares of our Series A Preferred Stock may elect at any time after the fifth anniversary of the first date on which any shares of Series A Preferred Stock were issued (which was August 1, 2007) to cause us to redeem such holder’s shares of Series A Preferred Stock. The Preferred Redemption Amendment amends Article IV, Paragraph B, Section 3(a) of our Certificate of Incorporation to provide that in no event may a holder of Series A Preferred Stock require the Company to redeem such person’s shares of Series A Preferred Stock until January 10, 2015, which is one year after the Scheduled Term Loan Maturity Date.

     In the judgment of our Board of Directors, the Preferred Redemption Amendment is desirable and in the best interests of the Company’s stockholders in view of the agreements made by the Company in the loan agreements. It was necessary for the Company to enter into the loan agreements, and commit to amend the certificate of incorporation in the manner described above, in order for the Company to obtain the funds required to close the January 2008 acquisitions of Verizon’s TRS division and Hands On.

     If approved by the stockholders, the Preferred Redemption Amendment will be effected by the filing of an amended and restated certificate of incorporation reflecting such amendment with the Secretary of State of the State of Delaware at the earliest appropriate time, and the Preferred Redemption Amendment will become effective upon the making of such filing. Appendix A hereto includes a copy of an amended and restated version of our certificate of incorporation marked to show the changes to Article IV, Paragraph B, Section 3(a) that will be made to effectuate the Preferred Redemption Amendment.

Vote Required; Board Recommendation

     The affirmative vote by holders of a majority of the votes of all shares of our common stock and Series A Preferred Stock, voting together as a class, and the affirmative vote by holders of a majority of the votes of all shares of our Series A Preferred Stock, voting separately as a class, entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal.

     The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION AND TO OUR BYLAWS TO ALLOW ACTION BY STOCKHOLDER CONSENT IN LIEU OF MEETING

General Description of Proposal 3

     Our Board of Directors has proposed an amendment to our certificate of incorporation to amend Article VI, Paragraph B thereof, which currently prohibits our stockholders from taking any action by written consent in lieu of a meeting. Our Board of Directors also has proposed an amendment to Section 8(b) of our bylaws to the same effect. As a result of deleting these prohibitions, any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such amendments to our certificate of incorporation and bylaws are herein referred to collectively as the “Consent Amendment.”

     The Consent Amendment will enable us to obtain requisite stockholder approval of various corporate matters without the need to call a stockholder meeting. Our existing certificate of incorporation and our existing bylaws each prohibit stockholder action by written consent. Our Board of Directors believes the Consent Amendment will enable us, in certain circumstances, to reduce the expenses and delay incidental to obtaining stockholder approval at a meeting of stockholders.

     Under the General Corporation Law of the State of Delaware, prompt notice of a corporate action taken without a meeting by less than unanimous written consent must be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. In addition, if we seek to obtain written consents by our stockholders in lieu of a meeting, we will be required to comply with all applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

     If the Consent Amendment is approved by the stockholders, related amendment to our bylaws will be effective upon such stockholder vote. The related amendment to our certificate of incorporation will be effected by the filing of an amended and restated certificate of incorporation reflecting such amendment with the Secretary of State of the State of Delaware at the earliest appropriate time, and that amendment will become effective upon the making of such filing.

     Appendix A hereto includes a copy of an amended and restated version of our certificate of incorporation marked to show the changes to Article VI, Paragraph B that will be made to effectuate the Consent Amendment. Appendix B hereto includes a copy of an amended and restated version of our bylaws marked to show the changes to Section 8(b) that will be made to effectuate the Consent Amendment.

Vote Required; Board Recommendation

     The affirmative vote by holders of 80% of the votes of all shares of our common stock and Series A Preferred Stock, voting together as a class, entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal.

     The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4

APPROVAL OF AMENDMENTS TO OUR 2005 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER SUCH PLAN AND THE NUMBER OF SHARES SUBJECT TO AWARD TO ANY INDIVIDUAL DURING ANY CALENDAR YEAR

Description of Proposal 4

     On November 8, 2005, the Board of Directors adopted the GoAmerica, Inc. 2005 Equity Compensation Plan (the “Plan”). The stockholders of the Company approved the Plan at the annual meeting held on November 15, 2005. On October 9, 2007, the Board of Directors adopted certain amendments to the Plan which were approved by the stockholders at the 2007 annual meeting of stockholders. On March 19, 2008, the Board of Directors approved an increase in the total number of shares authorized under the Plan from 2,000,000 to 2,600,000, subject to approval by our stockholders. On May 2, 2008, the Board of Directors approved a further increase in the total number of shares authorized under the Plan from 2,600,000 to 3,000,000, subject to approval by our stockholders. On May 27, 2008, the Board of Directors approved an amendment to the Plan increasing the total number of shares of common stock subject to award to any individual during any calendar year from 400,000 shares to 450,000 shares, subject to approval by our stockholders.

     The Plan permits the grant of stock options, stock purchase rights and restricted and unrestricted stock awards to officers, employees, directors and consultants of the Company and its subsidiaries.

     The general purpose of the Plan is to provide an incentive to our officers, employees, directors and consultants, including officers, employees, directors and consultants of any of our subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management, increases incentive and personal interest in the welfare of the Company by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success, and enhances our ability to attract and retain officers, employees, directors and consultants who are in a position to make significant contributions to our success. In order to continue to be able to do so in a meaningful way, the Board of Directors adopted an amendment to the Plan providing for an increase in the maximum number of shares of common stock issuable pursuant to the Plan from 2,000,000 to 3,000,000. The Board of Directors also has adopted an amendment to the Plan increasing the total number of shares of common stock subject to award to any individual during any calendar year from 400,000 shares to 450,000 shares.

Description of the Plan and Proposed Amendments

     The following descriptions of the principal terms of the Plan and the amendment to the Plan are qualified in their entirety by the full text of the Amended and Restated 2005 Equity Compensation Plan, which is attached hereto as Appendix C to this Information Statement. Appendix C is marked to show the changes to Section 3 thereof that will be made to increase the total number of shares authorized under the Plan to 3,000,000, and to increase the total number of shares of common stock subject to award to any individual during any calendar year from 400,000 shares to 450,000 shares.

Administration

     The Plan is administered by the Compensation Committee, which consists of three directors who qualify as both non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, and, as outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Types of Options and Other Awards

     The Plan authorizes the committee to grant options that are “incentive stock options” within the meaning of Section 422 of the Code, options that are not intended to meet the requirements of Section 422 of the Code (“nonstatutory options”), or a combination of both. In addition, the Plan authorizes the committee to grant stock purchase rights, and restricted and unrestricted stock awards.

Eligibility

     All officers, employees, consultants and directors of the Company and its subsidiaries are eligible to receive grants of options, rights and awards under the Plan (approximately 350 persons). However, only Company employees may receive grants of incentive stock options.

Shares Subject to the Plan

     Subject to customary adjustments for stock splits, stock dividends or similar transactions, the aggregate number of shares of common stock presently available for issuance in connection with options, rights and awards granted under the Plan is 2,000,000. Upon the approval of the amendments to the Plan by the Company’s stockholders, the aggregate number of shares of common stock authorized under the Plan will be fixed at a maximum of 3,000,000 shares.

     If any option or right granted under the Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which such option or right was not exercised or award has been forfeited shall be available for future grants under the Plan. All of the shares of common stock authorized for issuance under the Plan may be granted as incentive stock options.

Limitation on Grants to Any One Individual During a Calendar Year

     The Plan currently provides that no individual officer, employee, director or consultant may receive options covering more than 400,000 shares of common stock in the aggregate during any calendar year. Upon the approval of the amendments to the Plan by the Company's stockholders, the total number of shares of common stock subject to award to any individual during any calendar year will be increased from 400,000 shares to 450,000 shares. During 2008, the Compensation Committee has previously granted to Daniel R. Luis, the Company's Chief Executive Officer and a director, options to purchase a total of 450,000 shares of common stock. The exerciseability of 50,000 such options is subject to the approval by our stockholders of this amendment to the Plan.

Terms and Conditions of Options

     The Compensation Committee determines the exercise price of options granted under the Plan. The Compensation Committee may determine the exercise price of nonstatutory options at the time of grant; provided, however, that the exercise price of an incentive stock option must be at least equal to the fair market value per share of common stock (or 110% of fair market value in the case of an incentive stock option granted to a ten-percent stockholder) issuable upon exercise of the option at the time the incentive stock option was granted. If, on the date of grant, the common stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the fair market value shall generally be the closing sale price for the last trading day before the date of grant. If no such price is available, the fair market value shall be determined in good faith by the Compensation Committee.

     No incentive stock option may be exercisable for more than ten years (five years in the case of an incentive stock option granted to a ten-percent stockholder) from the date of grant. Options issued under the Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. Unless otherwise designated by the Compensation Committee, options will become exercisable as to 25% of the shares of common stock subject to the option on the first anniversary of the date of grant, and as to 1/36 of the remaining shares covered by the option for each month of service thereafter. No employee may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000.

     Generally, the option price may be paid (a) in cash or by certified check, (b) through delivery of shares of common stock having a fair market value equal to the purchase price or (c) a combination of these methods. The Compensation Committee may also permit cashless exercises.

     No option may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an option may be exercised only by the recipient. Unless otherwise provided by the Compensation Committee, options that are exercisable at the time of a recipient’s termination of service with the Company will continue to be exercisable for three months thereafter (12 months if the optionee terminates employment or service with the Company due to death or disability). However, unless otherwise provided by the Compensation Committee, if the optionee’s employment or service is terminated for cause, then his or her options shall not be exercisable following the effective date of such termination.

Stock Purchase Rights

     Stock purchase rights may be granted by the Compensation Committee either alone, or in tandem with, other options or awards under the Plan. A stock purchase right allows a recipient to purchase a share of common stock at a price determined by the committee. Unless otherwise determined by the committee, the Company has the right to repurchase the shares of common stock acquired upon exercise of the stock purchase right upon the recipient’s termination of service for any reason before the vesting conditions established by the committee have been satisfied. Unless otherwise determined by the Compensation Committee, the Company’s right of repurchase will lapse as to 25% of the purchased shares on the first anniversary date of the date of grant and will lapse as to 1/36 of the remaining purchased shares each month thereafter. Upon exercise of a stock purchase right, the purchaser will have all of the rights of a stockholder with respect to the shares of common stock acquired thereby.

     Stock purchase rights may not be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime, a purchase grant may be exercised only by the recipient. Unless otherwise determined by the committee, if a recipient’s employment or consulting relationship terminates for any reason, all stock purchase rights held by the recipient will automatically terminate.

Stock Awards

     The Compensation Committee may also grant restricted or unrestricted stock awards under the Plan. Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with the Company prior to the award having vested or if the performance goals established by the committee as a condition of vesting are not achieved. Unless otherwise determined by the Compensation Committee, 25% of the shares subject to a restricted stock award will vest on the first anniversary date of the date of grant and as to 1/36 of the remaining shares each month thereafter. Shares of common stock subject to a restricted stock award cannot be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the recipient of the award unless and until the applicable restrictions lapse. Unless otherwise determined by the Compensation Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. Unrestricted stock awards are grants of shares of common stock that are not subject to forfeiture.

Effect of Certain Corporate Transactions

     In the event that the Company merges or consolidates with another corporation, or in the event of an exchange of substantially all of the outstanding stock of the Company for shares of another entity in which stockholders of the Company will own less than 50% of the voting shares of the surviving entity, or if the Company sells substantially all of its assets, then, unless otherwise provided by the Compensation Committee in a grantee’s option or award agreement, each outstanding option, right and award may be assumed by the successor corporation or an equivalent option, right or award will be substituted by the successor. If, however, the successor does not assume the options, rights and awards or substitute equivalent options, rights and awards, then each option and right shall become exercisable for a period of 15 days from the date of notice of the acceleration of the vesting provisions of the options and rights, and the Company’s right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse. Any options and rights that are not exercised during such fifteen-day period shall terminate at the end of such period.

Amendment, Termination

     The Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is required by applicable law or exchange requirement, and no amendment or revision may alter or impair an outstanding option, right or award without the consent of the holder thereof.

Term of the Plan

     The Plan has a term of ten years measured from the date of its adoption by the Board of Directors. Accordingly, no grants may be made under the Plan after November 8, 2015, but the Plan will continue thereafter while previously granted options, rights and awards remain outstanding.

Tax Withholding

     The Company, as and when appropriate, shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock to pay any federal, state or local taxes required by law to be withheld.

Certain United States Federal Income Tax Consequences

     The following is a brief summary of certain United States federal income tax consequences of options and other grants made under the Plan, based on current United States federal income tax laws presently in effect, and is intended for the information of our stockholders considering how to vote with respect to the proposal. It is not intended as tax guidance to participants in the Plan. The discussion does not take into account a number of considerations which might apply in light of the circumstances of a particular participant. The income tax consequences under applicable foreign, state and local tax laws may not be the same as under United States federal income tax laws.

Stock Options

     Options granted under the Plan are, at the time of grant, intended to qualify as either incentive stock options under the Code or nonstatutory options.

Incentive Stock Options

     The grant of an incentive stock option does not result in any immediate tax consequences to us or the optionee. An optionee will not recognize taxable income, and we will not be entitled to any deduction, upon the timely exercise of an incentive stock option, but the excess of the fair market value of the shares at the time of exercise of the option over the option price will be an item of tax preference for purposes of the alternative minimum tax. If such optionee does not dispose of the shares of stock transferred upon such exercise within one year after their receipt (and two years after the date the option was granted), gain or loss recognized upon disposition thereafter of such shares will be treated as long term taxable capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of ordinary income. In the event of any earlier disposition, the optionee will recognize ordinary taxable income in the year of such disposition in an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of exercise of the option over the option price or (2) if the disposition is a taxable sale or exchange, the amount of gain recognized if such amount is less than the amount determined in clause (1) above. Upon such a disqualifying disposition, we will generally be entitled to a deduction in an amount equal to the ordinary taxable income recognized by the optionee.

Nonstatutory Options

     The grant of a nonstatutory option has no immediate tax consequences to us or the optionee. If an optionee exercises a nonstatutory option, the optionee will recognize ordinary taxable income measured by the difference between the option price and the fair market value of the shares on the date of exercise, and we will be entitled to a deduction in the same amount.

Restricted Stock Awards and Stock Purchase Rights

     A recipient of shares that are the subject of a restricted stock award or that are received, subject to restrictions, upon the exercise of a stock purchase right (“restricted stock”) normally will not recognize taxable income, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the holder will recognize ordinary taxable income in an amount equal to the fair market value of the restricted stock at that time. However, a holder may elect to recognize ordinary taxable income in the year the restricted shares are awarded in an amount equal to their fair market value at the time received, determined without regard to the restrictions. In this event, we will be entitled to a deduction in the same amount and at the same time as the holder realizes income, subject to the limitations of Section 162(m) of the Code.

Unrestricted Stock Awards

     The recipient of an unrestricted stock award will recognize ordinary taxable income in an amount equal to the fair market value of the shares of our common stock at the time the award is made, and, subject to the limitations of Section 162(m) of the Code, we will be entitled to a deduction in the same amount and at that time.

Dividends

     Dividends generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time, subject to the limitations of Section 162(m) of the Code.

Potential Limitation on Company Deduction

     Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to options granted in the future under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified “performance-based compensation”, are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of at least two “outside directors”; and (iv) the exercise price of the award is not less than the fair market value of the stock on the date of grant.

Vote Required; Board Recommendation

     The affirmative vote of the holders of a majority of all shares of our common stock and Series A Preferred Stock, voting together as a class, present or represented and entitled to vote at the Annual Meeting, is required to approve Proposal 4. Withheld votes and broker non-votes will have no effect on the outcome of the proposal.

     The Board of Directors recommends a vote FOR Proposal 4.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH + BROWN, P.C. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Description of Proposal 5

     The Audit Committee of the Board of Directors has appointed WithumSmith + Brown, P.C. as the independent registered public accounting firm of the Company to audit our consolidated financial statements and if required, the effectiveness of its internal controls over financial reporting for 2008, and the Board of Directors has determined that it would be desirable to request that the stockholders ratify such appointment.

     WithumSmith + Brown, P.C. has served as the independent registered public accounting firm of the Company and its subsidiaries since 2002. WithumSmith + Brown, P.C. has no financial interest in the Company. WithumSmith + Brown, P.C. is considered by the Audit Committee and by the management of the Company to be well qualified. Representatives of WithumSmith + Brown, P.C. will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.

Services Performed in 2007

     WithumSmith + Brown, P.C. performed various audit and other services for us during 2007. The following presents a summary of the 2007 and 2006 fees billed by WithumSmith + Brown, P.C.:

	2007	2006

Audit Fees	$186,763	$133,756
Audit-Related Fees	0	530
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$183,763	$134,286

Audit Fees

     “Audit Fees” are fees and expenses billed by WithumSmith + Brown, P.C. for our annual audit, including the audit of our annual financial statements, review of our quarterly financial statements and review of the regulatory filings of the Company with the SEC.

Audit-Related Fees

     “Audit-Related Fees” are fees and expenses for assurance and related services that are reasonably related to the performance of the audit of our financial statements.

Tax Fees

     “Tax Fees” relate to fees billed for professional services for tax related matters.

All Other Fees

     “All Other Fees” relate to fees for services other than as described above.

Pre-Approval Policies and Procedures

     All services rendered by WithumSmith + Brown, P.C. were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee for 2007 in accordance with its pre-approval policy. The Audit Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditors. The policy requires the Audit Committee to approve each audit or non-audit engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. Approval of such engagements may be provided in person at regularly scheduled meetings or, for certain services, by email upon the affirmative assent thereto by at least two members of the Audit Committee so long as no member objects thereto. In the case of an objection, approval must be obtained at an in-person meeting of the Audit Committee.

Vote Required; Board Recommendation

     Stockholder ratification of the appointment of WithumSmith + Brown, P.C. as the Company’s independent registered public accounting firm is not legally required. Nevertheless, at the recommendation of the Audit Committee, the Board of Directors has directed that the appointment of WithumSmith + Brown, P.C. be submitted for stockholder ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment of WithumSmith + Brown, P.C. at the Annual Meeting, the Audit Committee will reconsider whether to retain WithumSmith + Brown, P.C. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of GoAmerica and its stockholders.

     The affirmative vote of the holders of a majority of our common stock and Series A Preferred Stock, voting together as a class, present or represented and entitled to vote at the Annual Meeting, is required to approve Proposal 5. Withheld votes and broker non-votes will have no effect on the outcome of the proposal.

The Board of Directors recommends a vote FOR Proposal 5.

CORPORATE GOVERNANCE

Introduction

Our business and affairs are managed and all our corporate powers are exercised under the direction of our Board of Directors. The board establishes fundamental corporate policies and oversees the performance of the company and our chief executive officer and the other officers to whom the board has delegated day-to-day business operations. Several standing committees assist the board in carrying out its responsibilities. Each operates under a written charter adopted by the board.

     Our board has adopted a Code of Ethics for our senior financial officers, executive officers and directors. Officers are also subject to a Code of Conduct that apply to all our employees.

     Our committee charters and codes of conduct are posted on our website at www.goamerica.com/company/policies.php. Printed copies may be obtained upon request by writing to: Corporate Secretary, GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, NJ 07601.

Board of Directors

Functions

     In addition to its oversight role, our Board of Directors performs a number of specific functions, including:

  Selecting our chief executive officer and overseeing his or her performance and that of other senior management in the operation of the company.
  Reviewing and monitoring strategic, financial and operating plans and budgets and their development and implementation by management.
  Assessing and monitoring risks and risk-management strategies.
  Reviewing and approving significant corporate actions.
  Reviewing and monitoring processes designed to maintain the integrity of the company, including financial reporting, compliance with legal and ethical obligations, and relationships with stockholders, employees, customers, suppliers and others.
  Planning for management succession.
  Selecting director nominees, appointing board committee members and overseeing effective corporate governance.

Director Independence

     The Board of Directors determines the independence of our directors by applying the independence principles and standards established by NASDAQ. These provide that a director is “independent” only if the board affirmatively determines that the director has no direct or indirect material relationship with the company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

     Applying these standards, the board annually reviews the independence of the Company’s directors. In its most recent review, the board considered, among other things, the absence of any employment relationships between the Company and its directors (other than Daniel R. Luis and Edmond Routhier, who are also executive officers of the Company) and their families; the absence of any affiliation of the Company’s directors and their families with the Company’s independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; and the absence of any transactions with directors and members of their families that would require disclosure in this Proxy Statement under SEC rules regarding related party transactions.

     The board reviewed the lending and investment relationship between the Company and Clearlake Capital Group, of which Steven C. Chang is a an executive officer and director, and both Mr. Chang and Behdad Eghbali are employees. The board concluded that although these relationships are significant, they do not affect the independence of Messrs. Chang and Eghbali.

     Based upon this review, the board has affirmatively determined that each of the Company’s current non-officer directors (Steven C. Chang, Aaron Dobrinsky, Behdad Eghbali, Steven Eskenazi, Christopher Gibbons and William M. McDonagh) is “independent” as that term is defined in the NASDAQ director independence standards and meets the additional criteria set forth in the charter of the Nominating Committee. In addition, each of the non-officer directors serving on the Board during fiscal 2007 (D. Sue Decker, Janice Dehesh, Aaron Dobrinsky, Joseph Korb, King Lee and David Lyons) met the independence requirements of NASDAQ and the additional criteria set forth in the charter of the Nominating Committee.

Board and Committee Meetings; Executive Sessions; Annual Meetings of Stockholders

     At regularly scheduled board and committee meetings, directors review and discuss management reports regarding the Company’s performance, prospects and plans, as well as immediate issues facing the Company. At least once a year, the board also reviews management’s long term strategic and financial plans.

     The Chairman of the Board establishes the agenda for each board meeting. Directors are encouraged to suggest agenda items, and any director also may raise at any meeting subjects that are not on the agenda.

     Information and other materials important to understanding the business to be conducted at board and committee meetings are distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting.

     Executive sessions of non-management board members are held periodically, and any director may call for an executive session at any meeting. Executive sessions are presided over by the Chairman of the Board. During 2007, the board held one executive session. During 2007, the board held 15 meetings and acted by written consent two times. Committees of the board held six meetings and did not act by written consent. Each director attended at least 75% of the combined number of meetings of the board and each committee of which the director was a member.

     The board encourages attendance at the Annual Meeting by all nominees for election as directors. Last year, four of the eight directors attended the meeting.

Evaluation of Board and Director Performance

     In the future the Nominating Committee will review and evaluate annually the performance of the Board of Directors. The committee will assess the board’s contribution as a whole and identifies areas in which the board or senior management believes a better contribution may be made. The purpose of the review is to increase the effectiveness of the board, and the results are reviewed with the board and its committees.

     Our board annually reviews the individual performance and qualifications of each director who may wish to be considered for nomination to an additional term. The evaluations are reviewed by the Nominating Committee, which makes recommendations to the board regarding nominees for election as directors.

Succession Planning and Management Development

     In the future our Nominating Committee will report annually to the Board of Directors on succession planning, including policies and principles for executive officer selection.

Related Party Transactions

     SEC rules require disclosure of certain transactions involving more than $120,000 in which the Company is a participant and any of its directors, nominees as directors or executive officers, or any member of their immediate families, has or will have a direct or indirect material interest. Except as set forth below, there have been no transactions or proposed transactions requiring such review during 2006, 2007 or 2008.

     On September 12, 2007, the Company entered into an amended and restated stock purchase arrangement with CCP A (as amended, the “Amended and Restated Stock Purchase Agreement”), and on January 10, 2008, the Company entered into an amendment to the amended and restated stock purchase agreement with CCP A and Clearlake Capital Partners I Co-Investment Fund, LLC (f/k/a Clearlake Capital GoAmerica Coinvestment, LLC (“Clearlake Coinvestment”)), adding Clearlake Coinvestment as a party. Clearlake Coinvestment is managed by Clearlake Capital Group, L.P. (“CCG”), and CCG Operations is the general partner of CCG. On January 10, 2008, pursuant to the Amended and Restated Stock Purchase Agreement, the Company issued to CCP A 7,166,345 shares of Series A Preferred Stock for an aggregate purchase price of $37,050,003 and issued to Clearlake Coinvestment 280,464 shares of Series A Preferred Stock for an aggregate purchase price of $1,450,000. The funds for such purchases were obtained from the working capital of CCP A and Clearlake Coinvestment, respectively. The proceeds of the Series A Preferred Stock acquired by CCP A and Clearlake Coinvestment on January 10, 2008, were used to finance, in part, the Company’s acquisition of the assets of Verizon’s TRS division and the merger of a wholly-owned subsidiary of the Company with and into Hands On Video Relay Services, Inc. Pursuant to the terms of the Series A Preferred Stock, CCP A and Clearlake Coinvestment have, as the sole holders of the Series A Preferred Stock, exercised their right to appoint two directors to the Company’s Board of Directors; those directors are Behdad Eghbali and Steven C. Chang.

     The Audit Committee of the Board of Directors has adopted written procedures governing related party transactions. These procedures require the Audit Committee to review all related party transactions in advance. In general, the Audit Committee reviews related party transactions on a quarterly basis. By “related party transaction,” we mean a transaction between the Company or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

Board Access to Senior Management, Independent Auditors and Counsel

     Directors have complete access to our independent registered public accounting firm, and to senior management and other employees. They also have complete access to counsel, advisors and experts of their choice with respect to any issues relating to the board’s discharge of its duties.

Board Committees

Committee Membership

     The following table sets forth the membership of the committees of our board during 2007 and at present.

	2007 Members	Current Members

Audit Committee	King Lee (Chairman)	William M. McDonagh (Chairman)
	Sue Decker	Aaron Dobrinsky
	David Lyons	Steven Eskenazi

Compensation	King Lee (Chairman)	Steven Eskenazi (Chairman)
Committee	Jan Dehesh	Christopher Gibbons
	David Lyons	William M. McDonagh

Nominating Committee	King Lee (Chairman)	Behdad Eghbali (Chairman)
	Sue Decker	Steven C. Chang
	David Lyons	Aaron Dobrinsky

Audit Committee

     General Information

     Our Audit Committee is comprised entirely of independent directors. The Audit Committee oversees the accounting and financial reporting processes of GoAmerica and the audits of the financial statements of the Company. The committee’s charter, adopted by the board, is posted on the Company’s website at http://www.goamerica.com/company/policies.php.

     The Audit Committee’s responsibilities include:

  evaluating, engaging and, if necessary, dismissing the Company’s independent auditors;
  reviewing and reporting on the results and scope of their audit findings;
  reviewing the Company’s periodic reports filed with the SEC; and
  monitoring, on a periodic basis, the internal controls of the Company.

     The Board of Directors has determined that each member of the Audit Committee is financially literate, and that Mr. McDonagh, who chairs the committee, is an “audit committee financial expert” (as defined by the SEC).

     During 2007, the Audit Committee held four meetings.

     Audit Committee Report

     The Audit Committee’s responsibilities include appointing the Company’s independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm, and assisting the board in providing oversight to the Company’s financial reporting process. In fulfilling its oversight responsibilities, the committee meets with the Company’s independent registered public accounting firm, internal auditors and management to review accounting, auditing, internal controls and financial reporting matters.

     It is not the committee’s responsibility to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for the Company’s financial statements, including the estimates and judgments on which they are based, as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls, and disclosure controls and procedures. The Company’s independent registered public accounting firm, WithumSmith + Brown, P.C., is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States and reviewing the Company’s quarterly financial statements.

     The committee has discussed with WithumSmith + Brown, P.C. the matters required to be discussed by Statement of Auditing Standards No. 61 (Communications with Audit Committees), as amended and adopted by the Public Company Accounting Oversight Board, which requires the independent registered public accounting firm to provide the committee with information regarding the scope and results of its audit of the Company’s financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant audit adjustments, any disagreements with management and any difficulties encountered in performing the audit.

     The committee also has received from WithumSmith + Brown, P.C. a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, with respect to any relationships between WithumSmith + Brown, P.C. and the Company that in the professional judgment of WithumSmith + Brown, P.C. may reasonably be thought to bear on its independence. WithumSmith + Brown, P.C. also has discussed its independence with the committee and confirmed in the letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws. The committee also considered whether WithumSmith + Brown, P.C.’s provision of non-audit services to the Company and its affiliates is compatible with its independence.

     The committee also has reviewed and discussed with the Company’s senior management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and management’s reports on the financial statements and internal controls. Management has confirmed to the committee that the financial statements have been prepared with integrity and objectivity and that management has maintained an effective system of internal controls. WithumSmith + Brown, P.C. has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States. In addition, the Company’s Chief Executive Officer and Chief Financial Officer have reviewed with the committee the certifications that each will file with the SEC pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

     Based on these considerations, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2007.

Audit Committee

William M. McDonagh (Chairman)
Aaron Dobrinsky
Steven Eskenazi

May 26, 2008

Compensation Committee

     General Information

     Our Compensation Committee is composed entirely of independent directors. The committee’s charter, adopted by the board, is posted on the Company’s website at http://www.goamerica.com/company/policies.php.

     The Compensation Committee assists the Board of Directors in the evaluation and compensation of executives. It establishes our compensation principles and policies and oversees our executive compensation program. The committee has direct responsibility for:

  Reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer.
  Evaluating our Chief Executive Officer’s performance in light of these goals and objectives and approving (subject to ratification by the board acting solely through the independent directors) his compensation based on the committee’s performance evaluation.
  Recommending to the board the compensation program for other executive officers, incentive compensation plans and equity-based plans.

     During 2007, the Compensation Committee held two meetings.

     Compensation Committee Interlocks and Insider Participation

     None of the individuals who currently serves as a member of the Compensation Committee, or who served as such during 2007, is or was at any time an officer or employee of the Company. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent purpose) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee.

     No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Compensation Committee Report

     The Compensation Committee has reviewed and discussed the information provided under the caption “Compensation Discussion and Analysis” set forth below. Based on that review and those discussions, the Compensation Committee recommended to our board that such “2007 Executive Compensation - Compensation Discussion and Analysis” be included in this proxy statement.

Compensation Committee

Steven Eskenazi (Chairman)
Christopher Gibbons
William M. McDonagh

May 26, 2008

Nominating Committee

     General Information

     Our Nominating Committee is comprised entirely of independent directors. The committee’s charter, adopted by the board, is posted on the Company’s website at http://www.goamerica.com/company/policies.php.

     The committee’s responsibilities include:

  Identifying individuals qualified to become directors.
  Recommending nominees for election as directors and candidates to fill board vacancies.
  Recommending directors for appointment as members of board committees.
  Developing and recommending corporate governance principles.

     The committee reviews with the board the skills and characteristics required of directors in the context of current board membership, and develops and maintains a pool of qualified director candidates. It solicits the names of candidates from various sources, including board members and search firms, and considers candidates submitted by stockholders.

     The committee reviews biographical data and other relevant information regarding potential board candidates, may request additional information from the candidates or other sources and, if the committee deems it appropriate, may interview candidates and consult references of candidates and others who may assist in candidate evaluation

     It evaluates all candidates in the same manner whether identified by stockholders or through other sources.

     The Nominating Committee met one time during 2007.

Procedures for Considering Nominations Made by Stockholders

     The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that in order for a nomination to be included in GoAmerica’s proxy statement, written notice of the nomination must be delivered to the Secretary of GoAmerica at the principal executive offices of GoAmerica not later than the 120th calendar day before the date of GoAmerica’s proxy statement released to its stockholders in connection with the prior year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, the notice to be timely must be delivered a reasonable time before GoAmerica begins to print and mail its proxy materials. The charter also states that in order for a nomination to be presented at a meeting, without being included in GoAmerica’s proxy materials, the notice to be timely must be delivered at least 150 calendar days prior to the anniversary date of the prior year’s annual meeting. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

     Qualifications

     The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

  must satisfy any legal requirements applicable to members of the Board;
  must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;
  must have a reputation for honesty and ethical conduct;
  must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and
  must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

     Identification and Evaluation of Candidates for the Board

     Candidates to serve on the board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the board. The evaluation process for individuals other than existing board members will include the following:

  A review of the information provided to the Nominating Committee by the proponent.

  A review of reference letters from at least two sources determined to be reputable by the Nominating Committee.
  A personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations

     In connection with the 2007 Annual Meeting, Steven C. Chang and Behdad Eghbali were nominated for election as directors by Clearlake Capital Group. The Nominating Committee did not receive any other nominations from any stockholder or group of stockholders which owned more than 5% of GoAmerica’s common stock for at least one year.

Code of Ethics

     GoAmerica maintains a code of ethics applicable to its directors, executive officers and other senior financial personnel. A copy of this code of ethics is posted on our website, accessible at http://www.goamerica.com/Company_info/ethics_execs.php. We will furnish (free of charge) a copy of this code of ethics to any person who requests a copy either by calling Investor Relations at (201) 996-1717 or by submitting a written request to Investor Relations at GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

Stockholder Communications with the Board

     Stockholders who wish to communicate with the board, non-management directors as a group, a committee of the board or a specific director may do so by letters addressed to the care of our Corporate Secretary. These letters are reviewed by the Corporate Secretary and provided to the addressees consistent with a screening policy providing that routine items and items unrelated to the duties and responsibilities of the board not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to the directors.

     The address for these communications is:

Corporate Secretary
GoAmerica, Inc.
433 Hackensack Avenue
Hackensack, NJ 07601

Compensation of Directors

     Non-employee directors serving on our Board of Directors receive a $5,000 per quarter retainer and per meeting fees of $1,250 for each in-person board meeting attended, and $750 for each telephonic board meeting attended. Each committee member receives $500 for each board committee meeting attended, except when a committee meeting is held reasonably contiguous to a board meeting. Each committee chairman receives an additional $1,500 per quarter if the committee which he or she chairs has met during that quarter. In addition, Aaron Dobrinsky receives a quarterly fee of $2,500 for serving as our Chairman of the Board. Each director is reimbursed by us for reasonable expenses he or she incurs in connection with such director’s participation in our board meetings. For 2008, our non-employee directors were given the choice of receiving cash fees or a stock option covering 25,000 shares of common stock. All of the non-employee directors elected to receive the option grant for 2008 in lieu of cash fees.

     Mr. Dobrinsky is a party to an agreement with us, effective as of May 6, 2002, and amended as of March 10, 2004, under which he now serves as our Chairman of the Board, receiving director compensation equal to our independent directors but receiving no salary. Mr. Dobrinsky is eligible to be a beneficiary of a term life insurance policy in his name, in the face amount of up to $1.0 million, for which we would pay the premiums.

     Upon becoming a director, each non-employee director is granted a ten-year option to purchase 25,000 shares of our common stock. Each option is granted with an exercise price at the closing price of our common stock on the date the option is granted and becomes fully exercisable commencing in quarterly installments commencing one quarter after the date on which the option is granted.

     Directors who are also employees of the company (Daniel R. Luis, Chief Executive Officer, and Edmond Routhier, President) are not additionally compensated for their services as directors. Their compensation is summarized in the Summary Compensation Table appearing under the caption “2007 Executive Compensation - Summary Compensation Table.”

     The following table summarized the compensation we paid in 2007 to our non-employee directors (i.e., all our directors other than Daniel R. Luis). All of the directors listed below, other than Aaron Dobrinsky and Behdad Eghbali, resigned in 2008. See “Board of Directors” for information concerning the Company’s current directors. None of the directors received a stock option grant or a restricted stock award during 2007.

	Fees Earned or
Name	Paid in Cash	Total

Aaron Dobrinsky	$141,750	$141,750
Behdad Eghbali	13,511	13,511
D. Sue Decker	33,750	33,750
Janice Dehesh	31,250	31,250
Joseph Korb	31,750	31,750
King Lee	41,000	41,000
David Lyons	34,000	34,000

In the table above:

  when we refer to “Fees Earned or Paid in Cash”, we are referring to all cash fees that we paid or were accrued in 2007, including annual retainer fees, committee and/or chairmanship fees and meeting fees (as requested by Mr. Eghbali, his fees listed above were paid to Clearlake Capital Group, L.P.); for Mr. Dobrinsky, these fees include a special board committee fee of $100,000 paid to for his efforts in assisting with the closing of the acquisitions of Verizon’s TRS Division and Hands On Video Relay Services, Inc., of which one-half was paid in 2007 and one-half was paid in 2008; and
  the aggregate number of option awards outstanding for each director at December 31, 2007 were: for Mr. Dobrinsky, 8,065; for Mr. Eghbali, 0; for Ms. Decker, 0; for Ms. Dehesh, 0; for Mr. Korb, 6,828; for Mr. Lee, 4,258; and for Mr. Lyons, 10,000; and the aggregate number of restricted stock awards outstanding for each director at December 31, 2007 were: for Mr. Dobrinsky, 20,000 shares; for Mr. Eghbali, 0; for Ms. Decker, 10,000 shares; for Ms. Dehesh, 10,000 shares; for Mr. Korb, 20,000 shares; for Mr. Lee, 20,000 shares and for Mr. Lyons, 12,500 shares.

Executive Officers

     Set forth below is certain information relating to our current executive officers, each of whom serves at the pleasure of the Board of Directors. Biographical information with respect to Daniel R. Luis and Edmond Routhier is set forth under Proposal 1(a) above.

Name	Age	Capacities in Which Serving	Officer Since

Daniel R. Luis	41	Chief Executive Officer	2003
Edmond Routhier.	40	President and Vice Chairman	January 2008
John R. Ferron	43	Chief Operating Officer	April 2008
Donald G. Barnhart	50	Senior Vice President	2004
Michael J. Pendergast	44	General Counsel and Secretary	April 2008

     John R. Ferron began serving as our Chief Operating Officer effective April 1, 2008, and will serve in addition as its Chief Financial Officer effective June 2, 2008. Mr. Ferron served as Chief Financial Officer of Celerity, Inc. (a company engaged in the design, engineering and manufacturing of precision instruments and advanced gas and liquid delivery solutions for the global semiconductor and related electronics markets) from December 23, 2004 through January 31, 2008 and as Chief Financial Officer of Celerity Group, Inc. (formerly Kinetics Group, Inc.) from February 7, 2000 through December 22, 2004.

     Donald G. Barnhart joined GoAmerica in 1999 and became our Vice President and Controller in 2000. He was appointed Chief Financial Officer in March 2004 and served in that capacity until January 2008. Mr. Barnhart currently serves as Senior Vice President. Prior to joining GoAmerica, Mr. Barnhart was employed by Bogen Communications (a telecommunications manufacturer) as its Accounting Manager and operated his own accounting and consulting firm. Mr. Barnhart is a CPA in New Jersey and a graduate of Rutgers University.

     Michael J. Pendergast joined GoAmerica as General Counsel on April 3, 2008 and was appointed as Secretary on May 2, 2008. From April 2007 until joining GoAmerica, he served as General Counsel to PureDepth, Inc. (a technology and licensing company). From February 1999 to April 2006, he served as General Counsel, Vice President, Business Affairs, and Assistant-Secretary, and from May 2006 to December 2006, as a part time consultant, to GlobalEnglish Corporation, an e-learning company. Prior to that time he served as General Counsel (from June 1998 to October 1998) and Associate General Counsel (from May 1996 to June 1998) to Broderbund Software.

     None of our executive officers is related to any other executive officer or to any director of the Company. Our executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board of Directors, except as otherwise described under “2007 Executive Compensation - Employment, Termination of Employment and Change-in-Control Agreements.”

2007 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     Our overall compensation policies are monitored by the Compensation Committee of our board of directors. Daniel Luis, our Chief Executive Officer, participates in determinations regarding the compensation and design of our benefit programs for all employees, including our other executive officers. He does not, however, participate in determining his own compensation.

Our Compensation Objectives and the Focus of Our Compensation Rewards

     We believe that an appropriate compensation program should draw a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs. We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to motivate them to perform in a manner that maximizes our corporate performance.

     We view executive compensation as having three key elements:

  A current cash compensation program consisting of salary and cash bonus incentives.
  Long-term equity incentives reflected in grants of stock options and/or restricted stock awards.
  Other benefits and perquisites.

     By means of these programs, we aim to provide our executives with an overall competitive compensation package that seeks to align individual performance with our long-term business objectives.

     We annually review our mix of short term performance incentives versus longer term incentives. We do not have set percentages of short term versus long term incentives. Instead, we look to provide a reasonable balance of those incentives.

     During 2007 we did not rely upon consultants to set our salaries, to establish salary ranges or to provide advice regarding other compensation matters. We compare our salaries and other elements of compensation against the salaries and other compensation measures of other public companies in our industry by reviewing the proxy statements of such other companies. However, we do not prepare formal benchmarking studies.

Specific Elements of Our Compensation Program

     We have described below the specific elements of our compensation program for executive officers.

     Salary. We pay salaries to our officers identified in the Summary Compensation Table below (the “Named Officers”) in order to fairly compensate them for their day-to-day responsibilities in managing our business. Each of our Named Officers has an employment agreement with us, which is described under “2007 Executive Compensation - Employment, Termination and Change-in-Control Agreements.” Each employment agreement provides for a specified increase in base salary as of the end of our first fiscal quarter for which we report (or would have been able to report but for extraordinary charges that are not expected to recur) EBITDA profitability as determined by our independent auditors.

     Bonus. Bonuses are designed to motivate executives by rewarding their individual performance and contribution to our financial performance. Each of the Named Officers received a bonus for 2007 in connection with their efforts relating to the Company's acquisitions of Verizon's TRS division and Hands On Video Relay Services, Inc., which closed in January 2008.

     Long-Term Incentive Compensation. We provide long-term incentives to our executive officers through our 2005 Equity Compensation Plan. We refer to this as our Stock Option Plan. Our Stock Option Plan permits the grant of stock options and restricted stock awards. Stock options were previously granted to our Named Officers. In addition, restricted stock awards were previously granted to our Named Officers to reward performance and in accordance with their respective employment agreements. No stock options or restricted stock awards were granted to the Named Officers in 2007. The Compensation Committee may grant additional stock options or restricted stock awards to the Named Officers in the future in its discretion.

     Other Elements of Compensation for Executive Officers. In order to attract and retain qualified executives, we provide executives with retirement benefits through our 401(k) plan and we provide our executive officers with the use of automobiles. Details of the values of these benefits and perquisites may be found in the narratives to the summary compensation table below.

Employment Agreements

     See “2007 Executive Compensation - Employment, Termination of Employment and Change-in-Control Agreements” for a description of our employment agreements with our executives.

Compliance with Code Sections 162(m) and 409A

     Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. Certain performance-based compensation that has been approved by our stockholders is not subject to this limitation. As a result, stock options granted under our Stock Option Plan are not subject to the limitations of Section 162(m). However, restricted stock awards under our Stock Option Plan generally will not be treated as performance-based compensation. Restricted stock award grants made to date under the Stock Option Plan have not been at levels that, together with other compensation, approached the $1 million limit. Also, since we retain discretion over cash bonuses, those bonuses also will not qualify for the exemption for performance-based compensation. Because none of our executive officers had compensation in excess of $1 million for 2007, Section 162(m) was not applicable.

     It is also our intention to maintain our executive compensation arrangements in conformity with the requirements of Code Section 409A, which imposes certain restrictions on deferred compensation arrangements. We are in the process of reviewing and modifying, as necessary, our deferred compensation arrangements since the adoption of regulations in 2007 that implement Section 409A.

Summary Compensation Table

     The following Summary Compensation Table sets forth, for the years ended December 31, 2007 and 2006, information concerning compensation for services in all capacities awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and each of the our other executive officers who earned in excess of $100,000 during such years (the “Named Officers”).

				All Other
				Compen-
Name and Principal Position	Year	Salary	Bonus	sation	Total

Daniel R. Luis	2007	$210,370	$32,660	$14,758	$257,788
Chief Executive Officer	2006	200,000	0	14,632	214,632

Donald G. Barnhart	2007	174,558	22,450	14,316	211,324
Chief Financial Officer (1)	2006	165,000	0	14,220	179,220

Jesse Odom	2007	177,731	22,450	14,602	214,783
Chief Technology Officer (2)	2006	165,000	0	14,220	179,220

Wayne D. Smith	2007	169,154	22,450	13,727	205,331
Former Executive Vice President,	2006	165,000	0	14,220	179,220
General Counsel and Secretary (3)

(1)	Mr. Barnhart served as Chief Financial Officer until January 2008 and currently serves as Senior Vice President.

(2)	Mr. Odom served as Chief Technology Officer until January 2008 and currently serves as Senior Vice President.

(3)	Mr. Smith resigned from all his positions at GoAmerica effective November 1, 2007.

In the table above:

  “All Other Compensation” for 2007 includes the following:
  for Mr. Luis: $9,000 for the use of an automobile and a contribution of $5,758 to the Company’s 401(k) Plan on behalf of Mr. Luis to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Luis to that Plan;
  for Mr. Barnhart: $9,000 for the use of an automobile and a contribution of $5,316 to the Company’s 401(k) Plan on behalf of Mr. Barnhart to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Barnhart to that Plan;
  for Mr. Odom: $9,000 for the use of an automobile and a contribution of $5,602 to the Company’s 401(k) Plan on behalf of Mr. Odom to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Odom to that Plan; and
  for Mr. Smith: $9,000 for the use of an automobile and a contribution of $4,727 to the Company’s 401(k) Plan on behalf of Mr. Smith to match a pre-tax elective deferral contribution (included under “Salary”) made by Mr. Smith to that Plan.

Grants of Plan Based Awards

     We did not grant a stock option or stock award to any of the Named Officers during 2007.

Outstanding Equity Awards at December 31, 2007

     The following table sets forth, for each of the Named Officers, information regarding stock options and stock awards outstanding at December 31, 2007. All of the outstanding options held by the Named Officers at December 31, 2007 were exercisable.

Option Awards				Stock Awards

(a)	(b)	(e)	(f)	(g)	(h)

				Number of
	Number of			Shares or	Market Value
	Securities			Units of	of Shares or
	Underlying	Option	Option	Stock That	Units of Stock
	Unexercised Options	Exercise	Expiration	Have Not	That Have
Name	Exercisable	Price	Date	Vested	Not Vested

	1,523	$84.00	12/30/2008
	1,978	167.20	3/30/2010
	625	600.00	11/20/2010
Daniel R. Luis	1,688	151.20	1/16/2012	26,667	$146,669
	2,500	43.20	5/28/2012
	3,828	23.20	12/15/2012
	4,375	16.00	4/6/2014

	150	104.80	8/2/2009
	350	401.60	1/5/2010
Donald G. Barnhart	125	162.48	3/29/2011
	94	151.20	1/16/2012	18,334	100,837
	250	26.40	7/28/2012
	1,016	23.20	12/15/2012
	3,422	16.00	4/6/2014

	3,375	104.80	8/2/2009
Jesse Odom	375	151.20	1/16/2012	18,334	100,837
	3,129	23.20	12/15/2012
	3,422	16.00	4/6/2014

	375	43.20	5/28/2012
Wayne D. Smith	1,094	23.20	12/15/2014
	3,047	16.00	4/6/2014

In the table above, we are disclosing:

  in column (b), the number of shares of our common stock underlying unexercised stock options that were exercisable as of December 31, 2007;
  in columns (e) and (f), respectively, the exercise price and expiration date for each stock option that was outstanding as of December 31, 2007;
  in column (g), the number of shares of our common stock covered by stock awards that were not vested as of December 31, 2007; and
  in column (h), the aggregate market value as of December 31, 2007 of the stock awards referenced in column (g).

     In calculating market values in the table above, we have multiplied the closing market price of our common stock on December 31, 2007, the last trading day in 2007 - $5.50 - by the applicable number of shares of common stock underlying the Named Officers’ unvested stock awards. All of the unvested stock awards in the preceding table vested on January 10, 2008.

Options Exercised and Stock Awards Vested

     The following table sets forth, for each of the Named Officers, information regarding stock awards that vested during 2007. The phrase “value realized on vesting” represents the number of shares of common stock set forth in column (d) multiplied by the market price of our common stock on the date on which the Named Officer’s stock award vested.

	Stock Awards

	Number of Shares	Value Realized
Name	Acquired on Vesting	on Vesting

Daniel R. Luis	26,666	$62,074

Donald G. Barnhart	18,333	42,676

Jesse Odom	18,333	42,676

Wayne D. Smith	18,333	42,676

Employment, Termination of Employment
and Change-in-Control Agreements

     On March 20, 2008, we entered into a new employment agreement with each of Daniel R. Luis, our Chief Executive Officer, and Edmond Routhier, our President. Each of these agreements is on substantially the same terms except as noted below. The agreements provide that Messrs. Luis and Routhier are to receive an initial base salary of $275,000. The Compensation Committee may award the subject executive additional bonus payments, option grants or restricted stock awards in its discretion. Each agreement is of indefinite term, and provides for an annual salary review, at which time the salary paid under such agreement may be increased (but not decreased ) in the discretion of the Compensation Committee. In the event that either executive is terminated without cause or resigns for good reason (as each such term is defined in the agreement), he shall be entitled to receive enhanced severance, in an amount equal to one year’s base salary, as well as the right to continue in the Company’s health and welfare benefit plans for one year after termination and 90 days’ outplacement services at a level commensurate with his position. In the event of a change of control of the Company, as defined in the employment agreements, 25% of the subject executive’s then-unvested stock options shall immediately vest. In addition, after a change of control of the Company, all remaining unvested stock of the subject executive shall immediately vest if (a) the executive’s aggregate compensation is substantially diminished, or (b) the executive is required to relocate more than 100 miles from his then-current residence in order to continue to perform his duties. Each executive also receives a $1,000 per month expense allowance and is reimbursed for additional business travel and entertainment expenses incurred in connection with his duties. The employment agreements also contains certain confidentiality provisions and requires that we maintain standard directors and officers insurance in the same amount as we maintain for other directors and officers.

     On April 1, 2008, we entered into an employment agreement with John R. Ferron. The agreement provides that Mr. Ferron will serve on a part time basis until June 2, 2008 as our Chief Operating Officer, and thereafter on a full time basis as our Chief Operating Officer and Chief Financial Officer. The employment agreement provides that Mr. Ferron will receive an initial base salary of $260,000. The other terms of Mr. Ferron’s employment agreement are substantially the same as those of the agreements for Mr. Luis and Mr. Routhier as described in the preceding paragraph, except that Mr. Ferron is entitled to be reimbursed for up to $3,000 per month for one or more of the following classes of expenses: corporate housing expenses; office space in Los Gatos, California, where Mr. Ferron resides; or use of a car service, with a driver, for business purposes.

     In January 2008, Mr. Barnhart’s prior employment agreement was superseded by an Agreement Regarding Basic Terms of Employment (the “Superseding Employment Agreement”), pursuant to which Mr. Barnhart will serve the Company as Senior Vice President, Accounting, at a base annual salary of $185,000. The Superseding Employment Agreement provides that Mr. Barnhart will serve on an at will basis, without a specific term of employment. He will be eligible to receive a bonus, and received an option grant of 70,000 shares. The options will vest at the rate of one-forty-eighth of such shares per month, provided Mr. Barnhart remains employed with the Company on each vesting date. If Mr. Barnhart’s employment is terminated without cause or for good reason (in each case as defined in the Superseding Employment Agreement), Mr. Barnhart will be entitled to receive 12 months severance.

     Also in January 2008, Mr. Odom’s prior employment agreement was superseded by an Agreement Regarding Basic Terms of Employment (the “Second Superseding Employment Agreement”), pursuant to which Mr. Odom will serve the Company as Senior Vice President, Technology, at a base annual salary of $200,000. The Second Superseding Employment Agreement provides that Mr. Odom will serve on an at will basis, without a specific term of employment. He will be eligible to receive a bonus, and received an option grant of 100,000 shares. The options will vest at the rate of one-forty-eighth of such shares per month, provided Mr. Odom remains employed with the Company on each vesting date. If Mr. Odom’s employment is terminated without cause or for good reason (in each case as defined in the Superseding Employment Agreement), Mr. Odom will be entitled to receive 12 months severance.

     In connection with Mr. Smith’s resignation, Mr. Smith will receive one year’s severance, continuing medical benefits, and all restrictions remaining on restricted stock grants of the Company’s Common Stock previously made to him lapsed. Mr. Smith also was entitled to receive a bonus, relating to 2007, in an amount equal to any bonus that was paid to any other executive officer of GoAmerica. Accordingly, Mr. Barnhart received a bonus of $22,450 for 2007. He was also entitled to receive a special transaction bonus of $50,000 recognizing his efforts in connection with the Hands On and Verizon TRS division acquisitions, which closed in January 2008. This bonus was paid in 2008.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the SEC. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2007.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of May 23, 2008 about stockholders whom we believe are the beneficial owners or more than five percent of our outstanding common stock, as well as information regarding stock ownership by our directors, Named Officers and our directors and current executive officers as a group. As of May 23, 2008, 9,159,071 shares of common stock outstanding, and 7,736,944 shares of Series A Preferred Stock, which were convertible into 7,976,465 shares of common stock were outstanding. Except as otherwise noted below, each person or entity named in the following table has the sole voting and investment power with respect to all shares of common stock that he, she or it beneficially owns. The holders of our shares of common stock and Series A Preferred Stock are entitled to one vote for each outstanding share on matters submitted to our shareholders. Shares covered by stock options are included in the table only to the extent that such options were exercisable as of May 23, 2008 or become exercisable within 60 days after such date (i.e., which become exercisable by August 4, 2008). Except as otherwise noted below, the address of each person or entity named in the following table is c/o GoAmerica, Inc., 433 Hackensack Avenue, Hackensack, New Jersey 07601.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership as of May 23, 2008 (1)		Percent of Class (2)

CCP A, L.P.(3)	7,985,292	(4)	46.6%
Clearlake Capital Partners, LLC, CCG Operations, LLC,	8,286,550	(5)	48.3%
Steven C. Chang and José E. Feliciano(3)
Caymus Investment Group, LLC, Edmond Routhier,	3,300,320	(7)	36.0%
Steven Eskenazi, Matthew Ockner, William McDonagh,
John Clark, Fritz Beesemyer, Greg Bronstein, Bill
Coleman, Brendan McAninch, Kurt Schusterman, Raj
Venkatesan and John Zeisler(6)
Ronald and Denise Obray	2,431,134	(8)	26.5%
Steven C. Chang	8,286,550	(9)	48.3%
Aaron Dobrinsky	65,640	(10)	*
Behdad Eghbali	8,286,550	(11)	48.3%
Steven L. Eskenazi	453,341	(12)	4.9%
Christopher Gibbons	6,250	(13)	*
Daniel R. Luis	157,147	(14)	1.6%
William M. McDonagh	212,767	(15)	2.3%
Edmond Routhier	933,656	(16)	10.1%
Donald G. Barnhart	69,505	(17)	*
Jesse Odom	75,799	(18)	*
Wayne D. Smith	55,125		*
All current directors and current executive officers as a	10,277,322	(19)	58.9%
group (12 persons)

________________________________
* Less than one percent.

(1)	Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of stock shown as beneficially owned by such stockholder.

(footnotes continue on next page)

(2)	Applicable percentage of ownership is based on an aggregate of 9,159,071 shares of common stock outstanding on May 23, 2008, plus any stock options and warrants held by each such holder that are exercisable as of May 23, 2008 or become exercisable within 60 days after such date plus the aggregate number of shares of common stock into which any shares of Series A Preferred Stock held by the holder are convertible.

(3)	The business address of CCP A, L.P., Clearlake Capital Partners, LLC, CCG Operations, LLC and Messrs. Chang, Eghbali and Feliciano is 650 Madison Avenue, 23rd Floor, New York, New York 10022.

(4)	These shares include 297,585 shares of common stock and 7,456,480 shares of Series A Preferred Stock held directly by CCP A, L.P. (“CCP A”). The shares of Series A Preferred Stock accrue cumulative cash dividends of 8% per annum, compounded quarterly. In the event that there are any accrued dividends that have not been paid in cash at the time a share of Series A Preferred Stock is converted into common stock, the holder of the share of Series A Preferred Stock being converted is entitled to receive a number of additional shares of common stock equal to such accrued but unpaid dividends divided by the then-applicable conversion price (currently $5.17). As of May 23, 2008, the 7,456,480 shares of Series A Preferred Stock, together with accrued and unpaid dividends thereon, were convertible into 7,687,707 shares of common stock.

(5)	These shares include 7,736,944 shares of Series A Preferred Stock. The Series A Preferred Stock accrues a cumulative dividend of 8% per annum. In the event that any accrued dividends have not been paid in cash upon conversion of the Series A Preferred Stock into common stock, the holder of Series A Preferred Stock being converted is entitled to receive a number of additional shares of common stock equal to such accrued but unpaid dividends divided by the then-applicable conversion price (currently $5.17). As of May 23, 2008, the 7,736,944 shares of Series A Preferred Stock were convertible into 7,976,465 shares of common stock. CCP A holds 7,456,480 of these shares directly. These shares may also be deemed to be beneficially owned by Clearlake Capital Partners, LLC (“Clearlake Capital”), CCG Operations, LLC (“CCG”), Steven C. Chang and Jose E. Feliciano because (i) Clearlake Capital is the general partner of CCP A, (ii) CCG is the managing member of Clearlake Capital and (iii) Mr. Chang and Mr. Feliciano are the managers of CCG. Clearlake Capital Partners I Co-Investment Fund, LLC (f/k/a Clearlake Capital GoAmerica Coinvestment, LLC (“Clearlake Coinvestment”)) holds 280,464 of these shares directly. These shares may also be deemed to be beneficially owned by Clearlake Capital, CCG, Steven C. Chang and Jose E. Feliciano because (i) Clearlake Capital Group, L.P. is the manager of Clearlake Coinvestment, (ii) CCG is the general partner of Clearlake Capital Group, L.P., (iii) CCG is the managing member of Clearlake Capital and (iv) Mr. Chang and Mr. Feliciano are the managers of CCG. The shares listed also include the following: 6,250 shares of common stock issuable upon exercise of stock options that were granted to Mr. Chang in his capacity as director of the Company and that were issued to Clearlake Capital at Mr. Chang’s request; and 6,250 shares of common stock issuable upon exercise of stock options were granted to Behdad Eghbali in his capacity as director of the Company and that were issued to Clearlake Capital at Mr. Eghbali’s request, all of which are exercisable as of May 23, 2008, or become exercisable within 60 days after such date. Finally, the listed shares also include 297,585 shares of common stock held of record by CCP A. These options and shares of common stock may also be deemed to be beneficially owned by Clearlake Capital, CCG, Mr. Chang and Mr. Feliciano because (i) Mr. Chang and Mr. Eghbali are employees of Clearlake Capital, (ii) CCG is the managing member of Clearlake Capital and (iii) Mr. Chang and Mr. Feliciano are the managers of CCG. Each of the reporting persons disclaims beneficial ownership of the reported securities, except to the extent of their pecuniary interest therein. Excludes 6,250 shares of common stock issuable upon exercise of options granted to each of Messrs. Chang and Eghbali that were issued to Clearlake Capital at their request, which become exerciseable July 10, 2008, subject to the reelection of Messrs. Chang and Eghbali as directors at the Annual Meeting.

(6)	The business address of Caymus Investment Group, LLC (“Caymus”) and the above-mentioned parties is c/o Edmond Routhier, 595 Menlo Drive, Rocklin, California, 95765.

(7)	Based on the information set forth in a Schedule 13D filed 2008 with the SEC on January 23, 2008, Caymus is the beneficial owner of 453,047 shares of common stock. Mr. Routhier is the sole managing member of Caymus and, as a result of his position, has the power to cause the voting and/or disposition of the shares beneficially owned by Caymus. Caymus and Mr. Routhier have voting and dispositive power over the entire 453,047 shares. Each individual has sole voting power over the following shares of common stock registered in such person’s name: Mr. Beesemyer: 49,178 shares; Mr. Bronstein: 126,752 shares; Mr. Clark: 370,771 shares; Mr. Coleman: 116,251 shares; Mr. Eskenazi: 447,091 shares; Mr. McAninch: 56,937 shares; Mr. McDonagh: 206,517 shares; Mr. Ockner: 398,204 shares; Mr. Routhier: 875,323 shares; Mr. Schusterman: 67,975 shares; Mr. Venkatesan: 24, 588 shares; and Mr. Zeisler: 107,686 shares. These individuals have shared dispositive power over the entire 3,300,320 shares pursuant to a Transfer Restriction Agreement, dated December 21, 2007 (the “Transfer Restriction Agreement”). Pursuant to the Transfer Restriction Agreement, the reporting persons agreed not to sell, transfer or otherwise dispose of any of their reported shares (which were acquired in connection with GoAmerica’s acquisition of Hands On by merger) for a period of four years following consummation of the merger, unless the shares are sold, transferred or otherwise disposed of in concert on a per rata basis at the direction of at least two of the three individuals: Messrs. Eskenazi, Ockner or Routhier. Each individual disclaims beneficial ownership of all shares except those held in his name over which he has sole voting power.

(8)	Based on information set forth in a Schedule 13D filed with the SEC on January 22, 2008, the Obrays have shared and dispositive power over the entire 2,431,134 shares of common stock.

(9)	Steven C. Chang is an employee of and holds the title of Manager at CCG, which serves as Managing Member of Clearlake Capital, which serves as General Partner of CCP A, which is the registered holder of 7,456,480 shares of Series A Preferred Stock and 297,585 shares of common stock. The shares of Series A Preferred Stock accrue cumulative cash dividends of 8% per annum, compounded quarterly. In the event that there any accrued dividends that have not been paid in cash at the time a share of Series A Preferred Stock is converted into common stock, the holder of the share of Series A Preferred Stock being converted is entitled to receive a number of additional shares of common stock equal to such accrued but unpaid dividends divided by the then-applicable conversion price (currently $5.17). Steven C. Chang disclaims beneficial ownership of the 7,456,480 shares of Series A Preferred Stock and 297,585 shares of common stock beneficially owned by CCG, Clearlake Capital and CCP A, except to the extent of his pecuniary interest therein. Includes 6.250 shares of common stock covered by an option exercisable by Mr. Chang as of May 23, 2008 or within 60 days after such date. Excludes 6,250 shares of common stock issuable upon exercise of options granted to Mr. Chang that were issued to Clearlake Capital at his request, which become exerciseable July 10, 2008, subject to the reelection of Mr. Chang as a director at the Annual Meeting.

(10)	Includes five shares of common stock held for the benefit of Mr. Dobrinsky’s minor children, and 14,315 shares of common stock covered by options exercisable by Mr. Dobrinsky as of May 23, 2008 or within 60 days after such date. Excludes 6,250 shares of common stock issuable upon exercise of options granted to Mr. Dobrinsky that become exerciseable July 10, 2008, subject to the reelection of Mr. Dobrinsky as a director at the Annual Meeting.

(footnotes continue on next page)

(11)	Behdad Eghbali is an employee of and holds the title of Authorized Person at CCG, which serves as Managing Member of Clearlake Capital, which serves as General Partner of CCP A, which is the registered holder of 7,456,480 shares of Series A Preferred Stock and 297,585 shares of common stock. The shares of Series A Preferred Stock accrue cumulative cash dividends of 8% per annum, compounded quarterly. In the event that there any accrued dividends that have not been paid in cash at the time a share of Series A Preferred Stock is converted into common stock, the holder of the share of Series A Preferred Stock being converted is entitled to receive a number of additional shares of common stock equal to such accrued but unpaid dividends divided by the then-applicable conversion price (currently $5.17). Behdad Eghbali disclaims beneficial ownership of the 7,456,480 shares of Series A Preferred Stock and 297,585 shares of common stock beneficially owned by CCG, Clearlake Capital and CCP A, except to the extent of his pecuniary interest therein. Includes 6,250 shares of common stock covered by an option exercisable by Mr. Eghbali as of May 23, 2008 or within 60 days after such date. Excludes 6,250 shares of common stock issuable upon exercise of options granted Mr. Eghbali that were issued to Clearlake Capital at his request, which become exerciseable July 10, 2008, subject to the reelection of Mr. Eghbali as a director at the Annual Meeting.

(12)	Includes 6,250 shares of common stock covered by options exercisable by Mr. Eskenazi as of May 23, 2008 or within 60 days after such date. Excludes 48,356 shares of Series A Preferred Stock, which are currently convertible into 49,853 shares of common stock, held by Clearlake Coinvestment, of which Mr. Eskenazi is a member. Mr. Eskenazi disclaims beneficial ownership of such 48,356 shares of Series A Preferred Stock held by Clearlake Coinvestment, except to the extent of his pecuniary interest therein. Also excludes 6,250 shares of common stock issuable upon exercise of options granted to Mr. Eskenazi that become exerciseable July 10, 2008, subject to the reelection of Mr. Eskenazi as a director at the Annual Meeting.

(13)	Includes 6,250 shares of common stock covered by options exerciseable by Mr. Gibbons as of May 23, 2008 or within 60 days of such date.

(14)	Includes 58,181 shares of common stock covered by options exercisable by Mr. Luis as of May 23, 2008 or within 60 days after such date. Excludes 3,125 shares of common stock covered by options otherwise exerciseable by Mr. Luis as of May 23, 2008 or within 60 days of such date, the exerciseability of which is subject to the amendment of the Plan as provided in Proposal 4 above.

(15)	Includes 6,250 shares of common stock covered by options exercisable by Mr. McDonagh as of May 23, 2008 or within 60 days after such date. Excludes 48,356 shares of Series A Preferred Stock, which are currently convertible into 49,853 shares of common stock, held by Clearlake Coinvestment, of which Mr. McDonagh is a member. Mr. McDonagh disclaims beneficial ownership of such 48,356 shares of Series A Preferred Stock held by Clearlake Coinvestment, except to the extent of his pecuniary interest therein. Also excludes 6,250 shares of common stock issuable upon exercise of options granted to Mr. McDonagh that become exerciseable July 10, 2008, subject to the reelection of Mr. McDonagh as a director at the Annual Meeting.

(16)	Includes 58,333 shares of common stock covered by options exercisable by Mr. Routhier as of May 23, 2008 or within 60 days after such date.

(17)	Includes 14,155 shares of common stock covered by options exercisable by Mr. Barnhart as of May 23, 2008 or within 60 days after such date.

(18)	Includes 22,799 shares of common stock covered by options exercisable by Mr. Odom as of May 23, 2008 or within 60 days after such date.

(19)	See the footnotes above. Also includes an aggregate of 16,667 shares of common stock subject to options exercisable by John Ferron, the Company’s Chief Operating Officer, as of May 23, 2008 or within 60 days after such date. Excludes 6,250 shares of common stock covered by options otherwise exerciseable by Mr. Ferron as of May 23, 2008 or within 60 days of such date, the exerciseability of which is subject to the amendment of the Plan as provided in Proposal 4 above.

*   *   *

               This Notice of Annual Meeting and Proxy are sent by order of the Board of Directors of GoAmerica, Inc.

/s/ Daniel R. Luis
Daniel R. Luis
Chief Executive Officer

Appendix A

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
GOAMERICA, INC.

     GoAmerica, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

     ONE: The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on December 1, 1999, under the name “GoAmerica, Inc.” A Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 17, 2005, under the name “GoAmerica, Inc.” A Certificate of Designations, Powers, Preferences and Rights of the Series A Preferred Stock (par value $0.01 per share) was filed with the Secretary of State of the State of Delaware on August 2, 2007. An Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on January 10, 2008, under the name “GoAmerica, Inc.”

     TWO: This Second Amended and Restated Certificate of Incorporation was duly adopted by the board of directors and stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     THREE: The Amended and Restated Certificate of Incorporation of the Corporation shall be amended and restated to read in full as follows:

ARTICLE I

     The name of the corporation (hereinafter, the “Corporation”) is GoAmerica, Inc.

ARTICLE II

     The address of the Corporation’s registered office in the State of Delaware is Corporation Service Corporation, 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Corporation.

ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).

ARTICLE IV

     A. Classes of Stock . The Corporation is authorized to issue two classes of capital stock designated “Common Stock” and “Preferred Stock”, respectively. The total number of shares which the Corporation is authorized to issue is Sixty One Million, Six Hundred Seventy-One Thousand, One Hundred Eighty (61,671,180), of which Fifty Million (50,000,000) shares shall be Common Stock, par value $0.01 per share, and Eleven Million, Six Hundred Seventy -One Thousand, One Hundred Eighty (11,671,180) shares shall be Preferred Stock, par value $0.01 per share.

     B. Rights, Preferences and Restrictions of Preferred Stock . The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in one or more series, without further stockholder approval (except as may be required by Section 6 of this Article IV.B. below). Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors of the Corporation (the “Board ”) is expressly authorized, by adopting resolutions providing for the issuance of shares of any particular series and, if and to the extent from time to time required by law, by filing with the Delaware Secretary of State a certificate setting forth the resolutions so adopted pursuant to the Delaware General Corporation Law, to establish the number of shares to be included in each such series and to fix the powers, including voting powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to each such series. Subject to the approval requirements set forth in Section 6 of this Article IV.B. below, the rights, powers, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to preferences on liquidation, dissolution or winding up, or with respect to distributions, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. Subject to Section 6 of this Article IV.B. below, the Board is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series. The first such series of Preferred Stock shall consist of Seven Million, Seven Hundred Thirty-Six Thousand, Nine Hundred Forty-Four (7,736,944) shares and is designated “Series A Preferred Stock” (the “Series A Preferred Stock”). The rights, powers, preferences and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Paragraph B of this Article IV .

     1. Dividend Provisions.

          (a) Dividend Amount.

               (i) Cumulative Dividends. Each outstanding share of Series A Preferred Stock shall accrue cash dividends commencing on the date such share of Series A Preferred Stock is first issued (as to each such share, the “Series A Issue Date”). The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of any assets legally available therefor, cumulative cash dividends (the “Cumulative Dividend”) at the rate of:

                    (x) for each share of Series A Preferred Stock issued prior to the Dividend Reduction Date, (I) 8.0% of the face amount per annum, compounded quarterly from and including the Series A Issue Date to but excluding the Dividend Reduction Date and (II) 3.0% of the face amount per annum, compounded quarterly from and including the Dividend Reduction Date; and

                    (y) for each share of Series A Preferred Stock issued on or after the Dividend Reduction Date, 3.0% of the face amount per annum, compounded quarterly from and including the Series A Issue Date.

               (ii) Participation as to Dividends. To the extent dividends are paid by the Corporation on shares of Common Stock (in anything other than additional shares of Common Stock for which a corresponding adjustment is made to the Series A Preferred Stock Conversion Price hereunder), holders of outstanding shares of Series A Preferred Stock shall also be entitled to receive, during each fiscal year, an amount (if greater than zero) equal to (x) dividends payable on shares of Common Stock, if any, during such fiscal year (as if such shares of Series A Preferred Stock had been converted into Common Stock on the record date for such Common Stock dividend) minus (y) the amount of Cumulative Dividends that have been paid or have accrued during such fiscal year pursuant to Section B.1.(a)(i) of this Article IV.

          (b) Priority. Cumulative Dividends shall be paid prior and in preference to any declaration or payment of any dividend (other than a dividend paid only in additional shares of Common Stock of the Corporation) on the Common Stock of the Corporation, except as permitted by this Section 1(b) . Any dividends paid on the Series A Preferred Stock shall be paid ratably among the holders of Series A Preferred Stock outstanding as of the applicable record date.

          (c) Definitions. Unless the context otherwise requires, the terms defined in this Section (1)(c) of Article IV.B. shall have, for all purposes of this Amended and Restated Certificate of Incorporation, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural):

               “Closing Price” shall mean, with respect to the Corporation’s Common Stock on any date, the closing price on such date as reported on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the principal U.S. securities exchange on which the Corporation’s Common Stock is then listed, or, if the Corporation’s Common Stock is not quoted on NASDAQ and is not listed on a U.S. securities exchange, as reported on the principal other market on which the Corporation’s Common Stock is then traded. In the absence of such quotations, the Closing Price shall be deemed to be zero.

               “Dividend Reduction Date” shall mean the first day after the date that is one (1) year following the date this Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware upon which the average Closing Price of the Corporation’s Common Stock over the Trading Days within the 90-day period immediately preceding such date is $20.00 or more per share (as adjusted for subsequent stock dividends, splits, combinations or similar events).

               “Trading Day” shall mean (x) if the Corporation’s Common Stock is quoted on NASDAQ, a day on which trades may be made thereon, (y) if the Corporation’s Common Stock is listed or admitted for trading on another U.S. securities exchange, a day on which such other U.S. securities exchange is open for business or (z) if the Corporation’s Common Stock is not quoted on NASDAQ and is not listed or admitted for trading on another U.S. securities exchange, a weekday on which commercial banks are open for business in the State of New York.

     2. Liquidation.

          (a) Series A Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation (“Liquidation”), whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive for each outstanding share of Series A Preferred Stock, prior and in preference to any distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership thereof, an amount per share equal to $5.17 (as adjusted for subsequent stock dividends, splits, combinations or similar events with respect to the Series A Preferred Stock) (“Series A Issue Price”), plus an amount equal to all accrued but unpaid Cumulative Dividends and any other accrued but unpaid dividends on such share payable hereunder (the “ Series A Liquidation Amount”). If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts aforesaid, then, all of the assets available for distribution to holders of the Series A Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the number of shares of Series A Preferred Stock held by such holders. Upon payment of the full preferential amounts set forth above in respect of a share of Series A Preferred Stock, such share of Series A Preferred Stock shall be immediately surrendered and canceled without any further action on the part of the Corporation or the holder thereof.

          (b) Remaining Assets. Upon the completion of the distribution required by subparagraph (a) of this Section 2, in the event of a Liquidation, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of Common Stock pro rata based on the number of shares of Common Stock held by each.

          (c) Deemed Liquidation.

               (i) For purposes of this Section 2, a Liquidation shall be deemed to be occasioned by, or to include, the following (each of the following, as so qualified, a “Liquidation Event”), unless the holders of a majority of the then outstanding shares of Series A Preferred Stock and the Corporation consent in writing that such event or transaction or series of transactions shall not be deemed a Liquidation:

                    (A) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding (x) any merger effected exclusively for the purpose of changing the domicile of the Corporation and (y) any transaction or series of transactions in which the beneficial owners (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “ Exchange Act”)) of the stock of the Corporation having the right to vote for the election of members of the Corporation’s board of directors immediately prior to the consummation of such transaction or transactions are the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the stock of the successor entity having the right to vote for the election of members of such successor entity’s board of directors immediately after the consummation of such transaction or transactions);

                    (B) a sale of all or substantially all of the assets of the Corporation and its subsidiaries; or

                    (C) a Change of Control of the Corporation.

As used herein, “Change of Control of the Corporation” means (1) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) becoming the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) after the first date on which any shares of Series A Preferred Stock were issued (the “Initial Series A Issue Date”), directly or indirectly, of more than 50% of the then outstanding voting power of the capital stock of the Corporation or (2) any “person” or two or more “persons” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act) acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of the Corporation or control of more than 50% of the then outstanding voting power of the capital stock of the Corporation.

                    (ii) In any Liquidation Event, if the consideration received by the Corporation is other than cash or securities, its value will be deemed its fair market value, as determined in good faith by the Board. The fair market value of any securities shall be valued as follows:

                         (A) Securities not subject to investment letter or other similar restrictions on free marketability covered by (B) below:

                              (1) If traded on a national securities exchange, the value shall be deemed to be the average of the Closing Prices of the securities on such exchange or market over the thirty (30)-Trading Day period ending three (3) days prior to the closing;

                              (2) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30)-Trading Day period ending three (3) days prior to the closing; and

                              (3) If there is no active public market, the value shall be the fair market value thereof, as mutually determined in good faith by the Board and the holders of at least a majority of the shares of the Series A Preferred Stock then outstanding or, if such parties cannot agree on such value, within five (5) business days from the date that either party determines that the fair market value cannot be agreed upon, a national (or otherwise well-recognized) investment banking firm with expertise in valuation.

                         (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A)(1), (2) or (3) to reflect the approximate fair market value thereof, in each case, as determined by a national (or otherwise well-recognized) investment banking firm with expertise in valuation.

               (iii) The Corporation shall give each holder of record of Series A Preferred Stock written notice of such impending transaction not later than the earlier of (A) fourteen (14) days prior to the stockholders’ meeting called to approve such transaction, or (B) fourteen (14) days prior to the closing of such transaction, and shall also promptly notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give holders of Series A Preferred Stock prompt notice of any material modifications of such terms and conditions of such impending transaction. The transaction shall in no event take place sooner than fourteen (14) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened or waived with the written consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding.

     3. Redemption.

          (a) If any holder of shares of Series A Preferred Stock shall elect at any time after ~~the fifth (5th ) anniversary of the Initial Series A Issue Date~~ January 10, 2015 that the Corporation shall redeem (to the extent it may lawfully do so) the number of shares of Series A Preferred Stock held by such holder that is specified in a request for redemption delivered to the Corporation by the holder (accompanied by the certificates representing the shares of Series A Preferred Stock to be so redeemed), the Corporation shall promptly honor such request for redemption (to the extent of lawfully available funds therefor), by paying in cash on the Redemption Date an amount equal to the Series A Redemption Price.

          (b) The Corporation may at any time (to the extent it may lawfully do so), but no earlier than ~~the fifth (5th ) anniversary of the Initial Series A Issue Date,~~ January 10, 2015, at the option of the Board of Directors, redeem (to the extent there are lawfully available funds therefor) in whole or in part the Series A Preferred Stock by paying in cash therefor an amount equal to the Series A Redemption Price on the Redemption Date. The terms of any redemption pursuant to this Section 3(b) shall be specified in the Corporation Redemption Notice (as defined below). Any redemption effected pursuant to this Section 3 (b) shall be made on a pro rata basis among the holders of the Series A Preferred Stock in proportion to the number of shares of Series A Preferred Stock then held by them.

          (c) As used herein, the term “Redemption Date” shall refer to (i) in the case of redemption pursuant to Section 3(a) of this Article IV.B. , the date that is designated by the Corporation in the Redemption Notice (as defined below) and which shall not be more than 25 days after the Corporation’s receipt of a request for redemption, and (ii) in the case of a redemption pursuant to Section 3(b) of this Article IV.B. , the date designated by the Corporation in the Corporation Redemption Notice (as defined below) upon which a redemption is to be effected. As used herein, the term “Series A Redemption Price” shall have the same meaning as Series A Liquidation Amount.

          (d) Upon receipt of a request for redemption pursuant to Section 3(a) of this Article IV.B. (the “Exercise Notice”) within ten (10) days of the receipt of the Exercise Notice, the Corporation shall give written notice to each holder of record of the Series A Preferred Stock (as of the close of business on the business day next preceding the day on which notice is given), at the address last shown on the records of the Corporation for such holder, notifying such holder of the receipt of the Exercise Notice, the Redemption Date, the Series A Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the “Redemption Notice”). Each holder of the Series A Preferred Stock shall have the right to participate in the redemption described in the Redemption Notice by delivering to the Corporation, within ten (10) days of his receipt of the Redemption Notice, a written request to participate in such redemption, which request shall specify the number of shares of Series A Preferred Stock such holder is requesting that the Corporation redeem. In the event that multiple holders request such redemption and the Corporation does not have sufficient funds lawfully available to accommodate all such requests, such redemption shall be made on a pro rata basis among the holders of the Series A Preferred Stock requesting redemption in proportion to the number of shares of Series A Preferred Stock specified in each such holder’s request for redemption.

          (e) In the case of a redemption pursuant to Section 3 (b) of this Article IV.B., the Corporation shall give written notice to each holder of record (as of the close of business on the business day next preceding the day on which notice is given), at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date (which may be the date of the notice if payment of the Redemption Price is made on such date), the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares to be redeemed (the “Corporation Redemption Notice”). If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on a Redemption Date triggered pursuant to Section 3(b) of this Article IV.B. are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Series A Preferred Stock. The shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series A Preferred Stock such funds will immediately be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any such Redemption Date but which it has not redeemed.

          (f) On or prior to a Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on such date shall surrender to this Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice or the Corporation Redemption Notice, as applicable, and thereupon the Series A Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (g) From and after payment of the Series A Redemption Price, all rights of the holders of the shares of Series A Preferred Stock so redeemed, as holders of such shares of Series A Preferred Stock, shall cease with respect to such redeemed shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

     4. Conversion. The holders of the Series A Preferred Stock shall have the following conversion rights:

          (a) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (1) the Series A Issue Price plus the amount of all accrued and unpaid Cumulative Dividends and any other accrued but unpaid dividends on such Series A Preferred Stock by (2) the Conversion Price at the time in effect for the Series A Preferred Stock. The “Conversion Price” per share for shares of Series A Preferred Stock shall initially be equal to the Series A Issue Price (as adjusted pursuant to Section 4(b) of this Article IV.B. below).

          (b) Adjustments to the Conversion Price. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

               (i) (A) Subject to Section 4(b)(v) of this Article IV.B. below, if this Corporation shall issue, after the Initial Series A Issue Date, any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, (x) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by this Corporation for such issuance would purchase at such Conversion Price; and (y) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance plus the number of shares of such Additional Stock. “Common Stock Deemed Outstanding” shall mean, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable at such time upon conversion of all outstanding (x) Series A Preferred Stock, (y) then exercisable options to purchase or rights to subscribe for Common Stock and (z) securities by their terms then convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, in each case then outstanding.

                    (B) Except to the limited extent provided for in subsections (E)(3) and (E)(4) of this Section below, no adjustment of such Conversion Price pursuant to this subsection 4(b)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                    (C) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                    (D) In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof determined in accordance with Section 2(c)(ii) of this Article IV.B.

                    (E) In the case of the issuance (whether before, on or after the Initial Series A Issue Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of subsection 4(b)(i) and subsection 4(b)(ii) of this Section above:

                         (1) The aggregate maximum number of shares of Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments) of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 4(b)(i)(C) and 4(b)(i)(D) of this Subsection B ), if any, received by this Corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                         (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by this Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by this Corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 4(b)(i)(C) and 4(b)(i)(D) of this Subsection B).

                         (3) In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this Corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof (unless such options or rights or convertible or exchangeable securities were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(b)(i)(A) of this Subsection B), the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                         (4) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities (unless such options or rights were merely deemed to be included in the numerator and denominator for purposes of determining the number of shares of Common Stock outstanding for purposes of subsection 4(b)(i)(A) of this Subsection B), shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                         (5) The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 4(b)(i)(E)(1) and (2) of this Subsection B shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 4(b)(i)(E)(3) or (4) of this Subsection B.

               (ii) “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 4(b)(i)(E) of this Subsection B) by this Corporation after the Initial Series A Issue Date other than:

                    (A) shares of Common Stock issued pursuant to a transaction described in subsection 4(b)(iii) of this Subsection B;

                    (B) shares of Common Stock issuable or issued to employees, consultants or directors of this Corporation pursuant to a stock option plan or restricted stock plan approved by the Board;

                    (C) shares of Common Stock issued or issuable in a bona fide, underwritten public offering of shares of Common Stock;

                    (D) shares of Common Stock issued or issuable upon conversion of Series A Preferred Stock or as dividends or distributions on the Series A Preferred Stock, or upon exercise of options or warrants or conversion of any other convertible securities outstanding as of the Initial Series A Issue Date;

                         (E) shares of Common Stock issued in connection with a bona fide business acquisition of or by this Corporation that is approved by the Board (including the director or directors appointed or designated by the holders of Series A Preferred Stock pursuant to Section 7 of this Article IV.B.), whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise;

                         (F) shares of Common Stock issued or issuable upon exercise of warrants or other securities or rights pursuant to equipment lease financings or bank credit arrangements approved by the Board and not undertaken for the primary purpose of raising equity capital; or

                         (G) shares of Common Stock issued or issuable upon exercise of warrants or other securities or rights to persons or entities with which this Corporation has business relationships or corporate partnering arrangements, including without limitation, the acquisition of technology, and provided that such issuances are approved by the Board and not undertaken for the primary purpose of raising equity capital.

               (iii) In the event this Corporation should at any time or from time to time after the Initial Series A Issue Date, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

               (iv) If the number of shares of Common Stock outstanding at any time after the Initial Series A Issue Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

               (v) No adjustment in the number of shares into which the Preferred Stock is convertible shall be made, by adjustment of the applicable Conversion Price or otherwise, if, prior to such issuance, this Corporation receives written notice from the holders of at least two-thirds of the then outstanding shares of Series A Preferred Stock that would otherwise be entitled to such adjustment agreeing that no such adjustment shall be made to the Conversion Price in connection with such issuance.

          (c) Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates representing such holder’s shares of Series A Preferred Stock, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates representing shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver to such holder of Series A Preferred Stock, or to the nominee or nominees of any such holder, a certificate or certificates representing the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with a Liquidation Event, the conversion may, at the option of the holder tendering Series A Preferred Stock for conversion, be contingent upon, and be deemed to have occurred immediately prior to, the closing of such Liquidation Event.

          (d) No Fractional Shares. No fractional shares shall be issued upon conversion of the Series A Preferred Stock. In lieu of issuing any fractional shares to which such stockholder is entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair value of the Common Stock (as determined by the Board) on the date of conversion. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock held by the holder at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

          (e) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of shares of the Series A Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (f) Automatic Conversion.

               (i) After completion of an underwritten public offering of the Corporation’s Common Stock yielding proceeds of at least $50,000,000 before deducting underwriters’ commissions and discounts and offering expenses, on the first day that the average Closing Price of the Corporation’s Common Stock over the Trading Days within the 90-day period immediately preceding such date is $15.00 or more per share (as adjusted for subsequent stock dividends, splits, combinations or similar events), each share of Series A Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (1) the Series A Issue Price plus the amount of all accrued and unpaid Cumulative Dividends and any other accrued but unpaid dividends on such Series A Preferred Stock by (2) the Conversion Price at the time in effect for the Series A Preferred Stock.

               (ii) Upon the occurrence of the events specified in subsection (i) in Section 4(f) of this Article IV.B, the outstanding shares of Series A Preferred Stock shall be converted automatically into fully paid and nonassessable shares of Common Stock as set forth above without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the loss, theft or destruction of such certificates. Upon the occurrence of such automatic conversion of the Series A Preferred Stock, (x) the Corporation shall notify (the “Automatic Conversion Notice”) each holder of Series A Preferred Stock who is shown to be such a holder on the books of the Corporation as of the time immediately prior to such conversion and (y) the holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock, which shall be designated in the Automatic Conversion Notice. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates representing the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

     5. General Voting Rights.

          (a) General. Except as otherwise provided herein or required by law, each holder of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Series A Preferred Stock so held could be converted (subject to the limitations on conversion contained in Section 5(c) of this Article IV.B.) at the record date for determination of the stockholders entitled to vote, or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is first executed and delivered. If the application of Section 5(c) of this Article IV.B. hereof shall cause a limitation in the number of shares of Common Stock otherwise issuable into which the shares of Series A Preferred Stock are then convertible, then the votes associated with the number of shares of Common Stock that can be issued upon conversion shall be proportionately allocated to the shares of Series A Preferred Stock then outstanding. Except as required by law or otherwise set forth herein, all shares of Series A Preferred Stock and all shares of Common Stock shall vote together as a single class on an as-converted basis (subject to the limitations on conversion contained in Section 5(c) of this Article IV.B.). The Series A Preferred Stock shall not be entitled to cumulative voting except as required by law.

          (b) No Violation of NASD Rule 4351. Notwithstanding any other provision of this Section 5, in the event that the Corporation determines, after consultation with NASDAQ or any other securities exchange on which the Corporation’s Common Stock is then listed or traded (after full process, including any appeal process available to the Corporation) that the voting provisions set forth in this Section 5 violate or conflict with Rule 4351 of the National Association of Securities Dealers, Inc. (the “NASD”), or any successor or similar rule, or the rules or regulations of any such securities exchange on which the Common Stock is then listed or traded, then the manner of voting and/or number of votes to which each share of Series A Preferred Stock is entitled shall be modified and/or reduced to the extent required to comply with such rule.

          (c) Minimum Conversion Price Regarding Voting. Notwithstanding any contrary or inconsistent provision hereof, for the purpose only of determining the number of votes each share of Series A Preferred Stock shall be entitled to vote pursuant to this Section 5, the Conversion Price on the record date for the taking of any vote (or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited) shall not in any case be deemed less than an amount equal to the Closing Price of the Common Stock on the Initial Series A Issue Date (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications and other similar transactions effected by the Corporation in respect to its Common Stock).

     6. Protective Provisions. Once at least 6,769,826 shares of Series A Preferred Stock are issued (as adjusted for stock splits, stock dividends, recapitalizations and the like applicable to the Series A Preferred Stock), then as long as at least 2,257,000 shares of Series A Preferred Stock remain outstanding, the Corporation shall not (and shall cause its subsidiaries not to), without first obtaining the approval of the holders of a majority of the then-outstanding shares of Series A Preferred Stock:

          (a) issue any equity security that is pari passu with or senior to the Series A Preferred Stock (including additional shares of the Series A Preferred Stock) as to liquidation or dividend payments;

          (b) amend the Corporation’s certificate of incorporation in a manner that adversely affects the rights of holders of the Series A Preferred Stock (including any adverse amendment to the rights, preferences and privileges of the Series A Preferred Stock, and including without limitation any amendment to this Section 6);

          (c) redeem or repurchase any equity security that is pari passu with or junior to the Series A Preferred Stock as to liquidation or dividends;

          (d) declare or pay any dividend upon any of the capital stock of the Corporation, except as set forth in Section 1(a)(i) of this Article IV.B. above; or

          (e) dissolve or liquidate the Corporation.

     7. Series A Preferred Stock Board Designee.

          (a) Once at least 7,736,944 shares of Series A Preferred Stock are issued (as adjusted for stock splits, stock dividends, recapitalizations and the like applicable to the Series A Preferred Stock), then as long as at least 1,600,000 shares of Series A Preferred Stock remain outstanding (as adjusted for stock splits, stock dividends, recapitalizations and the like applicable to the Series A Preferred Stock), the holders of shares of Series A Preferred Stock, voting separately as a class, shall be entitled to elect two (2) directors on the Board at each annual election of directors and in connection with any action by written consent of the stockholders with respect to the election of directors (and to fill any vacancies with respect thereto).

          (b) Once at least 7,736,944 shares of Series A Preferred Stock are issued (as adjusted for stock splits, stock dividends, recapitalizations and the like applicable to the Series A Preferred Stock), then at any time that there are more than zero but less than 1,600,000 shares of Series A Preferred Stock outstanding (as adjusted for stock splits, stock dividends, recapitalizations and the like applicable to the Series A Preferred Stock), the holders of shares of Series A Preferred Stock, voting separately as a class, shall be entitled to elect one (1) director on the Board at each annual election of directors and in connection with any action by written consent of the stockholders with respect to the election of directors (and to fill any vacancies with respect thereto).

          In the cases of Sections 7(a) and (b) of this Article IV.B., such representatives of the Series A Preferred Stock shall have the right to participate in all committees of the Board of Directors of the Corporation, other than in instances in which participation would result in a conflict of interest or violation of any securities law or rule of NASDAQ (or to the extent the Corporation’s Common Stock is listed or traded on another securities exchange, the relevant rules of such exchange). Such representatives shall be entitled to reimbursement for expenses on a comparable basis with other members of the Corporation’s Board of Directors.

     8. Miscellaneous. Shares of Series A Preferred Stock issued and redeemed or otherwise reacquired by the Corporation shall be retired promptly after the reacquisition thereof and, upon compliance with the applicable provisions of Delaware law, shall have the status of authorized but unissued shares of preferred stock of the Corporation.

C. Common Stock.

     1. Dividend Rights. Subject to (a) the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends (including any series of Preferred Stock), the holders of the Common Stock shall be entitled to receive when, as and if declared by the Board, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board.

     2. Liquidation Rights. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights, upon the liquidation, dissolution or winding up of the Corporation (including the Series A Preferred Stock), the assets of the Corporation shall be distributed as provided in Section 2 of this Article IV.B.

     3. Voting Rights. The holder of each share of Common Stock shall have the right to one vote per share, and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of this Corporation and applicable law, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

     A. This Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same exists from time to time indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director or officer of this Corporation, or is or was serving at the request of this Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

     B. In addition, this Corporation shall, to the broadest and maximum extent permitted by Delaware law, as the same may exist from time to time pay to such person any and all expenses (including attorneys’ fees) incurred in defending or settling any such action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer, to repay such amount if it shall ultimately be determined by a final judgment or other final adjudication that he or she is not entitled to be indemnified by this Corporation as authorized in this ARTICLE V.

     C. Paragraphs A and B of this ARTICLE V to the contrary notwithstanding, this Corporation shall not indemnify any such person with respect to any of the following matters: (i) remuneration paid to such person if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law; or (ii) any accounting of profits made from the purchase or sale by such person of this Corporation’s securities within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or (iii) actions brought about or contributed to by the dishonesty of such person, if a final judgment or other final adjudication adverse to such person establishes that acts of active and deliberate dishonesty were committed or attempted by such person with actual dishonest purpose and intent and were material to the adjudication; or (iv) actions based on or attributable to such person having gained any personal profit or advantage to which he or she was not entitled, in the event that a final judgment or other final adjudication adverse to such person establishes that such person in fact gained such personal profit or other advantage to which he or she was not entitled; or (v) any matter in respect of which a final decision by a court with competent jurisdiction shall determine that indemnification is unlawful.

     D. The rights to indemnification and to the advancement of expenses conferred in this ARTICLE V shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Amended and Restated Certificate of Incorporation, the bylaws of this Corporation, by agreement, vote of stockholders, or disinterested directors or otherwise.

ARTICLE VI

     The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

     A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation, subject to any limitation thereof contained in the Bylaws. The stockholders also shall have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

     B. Any action required or permitted to be taken at any meeting of stockholders may, except as otherwise required by law, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of record of the issued and outstanding capital stock of the Corporation having a majority of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and the writing or writings are filed with the permanent records of the Corporation. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders that have not consented in writing.

     ~~B. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting.~~

     C. Special meetings of stockholders may be called at any time only by the President, the Chairman of the Board of Directors of the Corporation (if any) or a majority of the Board of Directors of the Corporation. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes set forth in the notice of such special meeting.

     D. The Board of Directors of the Corporation, when evaluating any offer of another party (i) to make a tender or exchange offer for any equity security of the Corporation or (ii) to effect a business combination, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation as a whole, be authorized to give due consideration to any such factors as the Board of Directors of the Corporation determines to be relevant, including, without limitation:

          1. the interests of the Corporation's stockholders, including the possibility that these interests might be best served by the continued independence of the Corporation;

          2. whether the proposed transaction might violate federal or state laws;

          3. not only the consideration being offered in the proposed transaction, in relation to the then current market price for the outstanding capital stock of the Corporation, but also to the market price for the capital stock of the Corporation over a period of years, the estimated price that might be achieved in a negotiated sale of the Corporation as a whole or in part or through orderly liquidation, the premiums over market price for the securities of other corporations in similar transactions, current political, economic and other factors bearing on securities prices and the Corporation's financial condition and future prospects; and

          4. the social, legal and economic effects upon employees, suppliers, customers, creditors and others having similar relationships with the Corporation, upon the communities in which the Corporation conducts its business and upon the economy of the state, region and nation.

     In connection with any such evaluation, the Board of Directors of the Corporation is authorized to conduct such investigations and engage in such legal proceedings as the Board of Directors of the Corporation may determine.

     E. In addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Amended and Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend any provision of Articles VI or VIII of this Amended and Restated Certificate of Incorporation.

ARTICLE VII

     The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board. At each annual meeting of stockholders of the Corporation commencing at the first annual meeting of stockholders following the effectiveness of this Amended and Restated Certificate of Incorporation, all directors (exclusive of directors to be elected by the holders of any one or more series of Preferred Stock voting separately as a class or classes) shall be elected by the holders of the shares of capital stock entitled to vote generally in the election of directors for a one-year term expiring at the next succeeding annual meeting of stockholders. The term of each director serving as of and immediately following the date of the 2007 annual meeting of stockholders shall expire at the next annual meeting of stockholders after such date, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting of stockholders. Each director shall serve until the director's term expires in accordance with the foregoing provisions or until the director's prior death, resignation, disqualification or removal from office; provided that each director shall serve notwithstanding the expiration of the director's term until the director's successor shall be duly elected and qualified. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

     Election of directors at an annual or special meeting of stockholders need not be by written ballot unless the bylaws of the Corporation shall so provide.

     Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the bylaws of the Corporation.

ARTICLE VIII

     A director of the Corporation shall not be personally liable either to the Corporation or to any stockholder for monetary damages for breach of fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, or (ii) for acts or omissions which are not in good faith or which involve intentional misconduct or knowing violation of the law, or (iii) for any matter in respect of which such director shall be liable under Section 174 of Title 8 of the General Corporation Law of the State of Delaware or any amendment thereto or successor provision thereto, or (iv) for any transaction from which the director shall have derived an improper personal benefit. Neither amendment nor repeal of this paragraph nor the adoption of any provision of ~~the~~this Second Amended and Restated Certificate of Incorporation inconsistent with this paragraph shall eliminate or reduce the effect of this paragraph in respect of any matter occurring, or any cause of action, suit or claim that, but for this paragraph of this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

     The Corporation shall not be subject to the provisions of Section 203 of the General Corporation Law of Delaware.

Appendix B

AMENDED AND RESTATED
BY-LAWS
OF
GOAMERICA, INC.

(a Delaware corporation)

ARTICLE I

Stockholders

SECTION 1. Annual Meetings. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year at such date and time, within or without the State of Delaware, as the Board of Directors shall determine.

SECTION 2. Special Meetings.

               (a) Special meetings of stockholders for the transaction of such business as may properly come before the meeting may be called by order of the Board of Directors or by stockholders holding together at least a majority of all the shares of the Corporation entitled to vote at the meeting.

               (b) Notwithstanding the provisions of Section 2(a), immediately following the consummation of a public offering by the Corporation of any of its capital stock, special meetings of stockholders may be called only by the President, the Chairman of the Board of Directors (if any) or by order of a majority of the Board of Directors.

               (c) Any such meeting held pursuant to this Section 2 shall be held at such date and time, within or without the State of Delaware, as may be specified by such order. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal executive office of the Corporation.

SECTION 3. Notice of Meetings. Written notice of all meetings of the stockholders, stating the place, date and hour of the meeting and the place within the city or other municipality or community at which the list of stockholders may be examined, shall be mailed or delivered to each stockholder not less than 10 nor more than 60 days prior to the meeting. Notice of any special meeting shall state in general terms the purpose or purposes for which the meeting is to be held and the business transacted at any such meeting shall be limited to matters relating to the purpose or purposes set forth in the notice of meeting.

SECTION 4. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 5. Stockholder Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

SECTION 6. Quorum. Except as otherwise provided by law or the Corporation’s Certificate of Incorporation, a quorum for the transaction of business at any meeting of stockholders shall consist of the holders of record of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at the meeting, present in person or by proxy. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time, until a quorum shall have been obtained. When a quorum is once present it is not broken by the subsequent withdrawal of any stockholder.

SECTION 7. Organization. Meetings of stockholders shall be presided over by the Chairman, if any, or if none or in the Chairman’s absence the Vice- Chairman, if any, or if none or in the Vice-Chairman’s absence the President, if any, or if none or in the President’s absence a Vice-President, or, if none of the foregoing is present, by a chairman to be chosen by the stockholders entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation, or in the Secretary’s absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting.

SECTION 8. Voting; Proxies; Required Vote.

               (a) At each meeting of stockholders, every stockholder shall be entitled to vote in person or by proxy (but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period), and, unless the Certificate of Incorporation provides otherwise, shall have one vote for each share of stock entitled to vote registered in the name of such stockholder on the books of the Corporation on the applicable record date fixed pursuant to these By-laws. At all elections of directors the voting may but need not be by ballot and a plurality of the votes cast there shall be sufficient to elect. All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall, unless otherwise provided by the Certificate of Incorporation, these By-laws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon.

               (b) Any action required or permitted to be taken at any meeting of stockholders may, except as otherwise required by law or the Certificate of Incorporation, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of record of the issued and outstanding capital stock of the Corporation having a majority of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and the writing or writings are filed with the permanent records of the Corporation. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. ~~Notwithstanding the provisions of this Section 8(b), immediately following the consummation of a public offering by the Corporation of any of its capital stock, stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provision of law, the Certificate of Incorporation or these By-laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this Section 8(b).~~

               (c) Where a separate vote by a class or classes, present in person or represented by proxy, shall constitute a quorum entitled to vote on that matter, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class, unless otherwise provided in the Corporation’s Certificate of Incorporation.

SECTION 9. Inspectors. Unless otherwise required by law, the Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballot or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

SECTION 10. Nominating and Proposal Procedures. Without limiting any other notice requirements imposed by law, the Certificate of Incorporation or these By-laws, any nomination for election to the Board of Directors or other proposal to be presented by any stockholder at a stockholders’ meeting (the “Proponent”) will be properly presented only if written notice of the Proponent’s intent to make such nomination or proposal has been personally delivered to and otherwise in fact received by the Secretary of the Corporation not later than (i) for the annual meeting, at least 150 days prior to the anniversary date of the prior year’s annual meeting, or (ii) for any special meeting, the close of business on the tenth day after notice of such meeting is first given to stockholders; provided, however, that nothing contained herein shall limit or restrict the right of any stockholder to present at a stockholders’ meeting any proposal made by such stockholder in accordance with Rule 14a-8 promulgated pursuant to the Securities Exchange Act of 1934, as amended, as it may hereafter be amended, or any successor rule. Such notice by the Proponent to the Corporation shall set forth in reasonable detail information concerning the nominee (in the case of a nomination for election to the Board of Directors) or the substance of the proposal (in the case of any other stockholder proposal), and shall include: (a) the name and residence address and business address of the stockholder who intends to present the nomination or other proposal or of any person who participates or is expected to participate in making such nomination and of the person or persons, if any, to be nominated and the principal occupation or employment and the name, type of business and address of the business, corporation or other organization in which such employment is carried on of each such stockholder, participant and nominee; (b) a representation that the Proponent is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the nomination or other proposal specified in the notice; (c) a description of all arrangements or understandings between the Proponent and any other person or persons (naming such person or persons) pursuant to which the nomination or other proposal is to be made by the Proponent; (d) such other information regarding each proposal and each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nomination or other proposal been made by the Board of Directors; and (e) the consent of each nominee, if any, to serve as a director of the Corporation if elected. Within fifteen (15) days following the receipt by the Secretary of a notice of nomination or proposal pursuant hereto, the Secretary shall advise the Proponent in writing of any deficiencies in the notice and of any additional information the Corporation is requiring to determine the eligibility of the proposed nominee or the substance of the proposal. A Proponent who has been notified of deficiencies in the notice of nomination or proposal and/or of the need for additional information shall cure such deficiencies and/or provide such additional information within fifteen (15) days after receipt of the notice of such deficiencies and/or the need for additional information. The presiding officer of a meeting of stockholders may, in his or her sole discretion, refuse to acknowledge a nomination or other proposal presented by any person that does not comply with the foregoing procedure and, upon his or her instructions, all votes cast for such nominee or with respect to such proposal may be disregarded.

ARTICLE II

Board of Directors

SECTION 1. General Powers. The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors.

SECTION 2. Qualification; Number; Term; Remuneration.

               (a) Each director shall be at least 18 years of age. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The number of directors constituting the entire Board shall be such number as may be fixed from time to time by action of the stockholders or Board of Directors, but in no event less than one, one of whom may be selected by the Board of Directors to be its Chairman. The use of the phrase “entire Board” herein refers to the total number of directors which the Corporation would have if there were no vacancies.

               (b) Directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.

               (c) Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

SECTION 3. Quorum and Manner of Voting. Except as otherwise provided by law, a majority of the entire Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 4. Places of Meetings. Meetings of the Board of Directors may be held at any place within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors, or as may be specified in the notice of meeting.

SECTION 5. Annual Meeting. Following the annual meeting of stockholders, the newly elected Board of Directors shall meet for the purpose of the election of officers and the transaction of such other business as may properly come before the meeting. Such meeting may be held without notice immediately after the annual meeting of stockholders at the same place at which such stockholders’ meeting is held.

SECTION 6. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall from time to time by resolution determine. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors. Where appropriate communication facilities are reasonably available, any or all Directors shall have the right to participate in all or any part of a meeting of the Board of Directors, or any Committee thereof, by means of conference telephone or any means of communication by which all persons participating in the meeting are able to hear each other.

SECTION 7. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, President, Vice-Chairman or by a majority of the directors then in office.

SECTION 8. Notice of Special Meetings. A notice of the place, date and time and the purpose or purposes of each special meeting of the Board of Directors shall be given to each director by mailing the same at least two days before the special meeting, or by telegraphing or telephoning the same, communicating the same by electronic transmission or by delivering the same personally not later than the day before the day of the meeting.

SECTION 9. Organization. At all meetings of the Board of Directors, the Chairman, if any, or if none or in the Chairman’s absence or inability to act the President, or in the President’s absence or inability to act any Vice- President who is a member of the Board of Directors, or in such Vice-President’s absence or inability to act a chairman chosen by the directors, shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the Secretary’s absence, the presiding officer may appoint any person to act as secretary.

SECTION 10. Resignation; Removal. Any director may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the President or Secretary, unless otherwise specified in the resignation. Any or all of the directors may be removed, with or without cause, by the holders of a majority of the shares of stock outstanding and entitled to vote for the election of directors.

SECTION 11. Vacancies. Unless otherwise provided in these By-laws, vacancies on the Board of Directors, whether caused by resignation, death, disqualification, removal, an increase in the authorized number of directors or otherwise, may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by a sole remaining director, or at a special meeting of the stockholders, by the holders of shares entitled to vote for the election of directors.

SECTION 12. Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions, are filed with the minutes of proceedings of the Board of Directors.

ARTICLE III

Committees

SECTION 1. Appointment. From time to time the Board of Directors, by a resolution adopted by a majority of the entire Board, may appoint any committee or committees for any purpose or purposes, to the extent lawful, which shall have powers as shall be determined and specified by the Board of Directors in the resolution of appointment.

SECTION 2. Procedures, Quorum and Manner of Acting. Each committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

SECTION 3. Action by Written Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the committee.

SECTION 4. Term; Termination. In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors.

ARTICLE IV

Officers

SECTION 1. Officers. The Corporation shall have as officers, a Chairman of the Board, a President, a Chief Financial Officer, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as the Board may from time to time deem proper. Any two or more offices may be held by the same person except the offices of the President and Secretary.

SECTION 2. Election of Officers. The officers of the Corporation shall be chosen by the Board of Directors.

SECTION 3. Term of Office and Remuneration. The term of office of all officers shall be one year and until their respective successors have been elected and qualified, but any officer may be removed from office, either with or without cause, at any time by the Board of Directors. Any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. The remuneration of all officers of the Corporation may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide.

SECTION 4. Resignation; Removal. Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the President or Secretary, unless otherwise specified in the resignation. Any officer shall be subject to removal, with or without cause, at any time by vote of a majority of the entire Board.

SECTION 5. Chairman of the Board. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

SECTION 6. President. The President shall have general management and supervision of the property, business and affairs of the Corporation and over its other officers; may appoint and remove assistant officers and other agents and employees, other than officers referred to in Section 1 of this Article IV; and may execute and deliver in the name of the Corporation powers of attorney, contracts, bonds and other obligations and instruments.

SECTION 7. Vice-President. A Vice-President may execute and deliver in the name of the Corporation contracts and other obligations and instruments pertaining to the regular course of the duties of said office, and shall have such other authority as from time to time may be assigned by the Board of Directors or the President.

SECTION 8. Chief Financial Officer.

               (a) The Chief Financial Officer shall keep, or cause to be kept, the books and records of account of the Corporation.

               (b) The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated from time to time by resolution of the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and the Board, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board or as the President may from time to time delegate.

SECTION 9. Treasurer. The Treasurer shall in general have all duties incident to the position of Treasurer and such other duties as may be assigned by the Board of Directors or the President.

SECTION 10. Secretary. The Secretary shall in general have all the duties incident to the office of Secretary and such other duties as may be assigned by the Board of Directors or the President.

SECTION 11. Assistant Officers. Any assistant officer shall have such powers and duties of the officer such assistant officer assists as such officer or the Board of Directors shall from time to time prescribe.

ARTICLE V

Books and Records

SECTION 1. Location. The books and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors or the respective officers in charge thereof may from time to time determine. The record books containing the names and addresses of all stockholders, the number and class of shares of stock held by each and the dates when they respectively became the owners of record thereof shall be kept by the Secretary as prescribed in the By-laws and by such officer or agent as shall be designated by the Board of Directors.

SECTION 2. Addresses of Stockholders. Notices of meetings and all other corporate notices may be delivered personally or mailed to each stockholder at the stockholder’s address as it appears on the records of the Corporation.

ARTICLE VI

Certificates Representing Stock

SECTION 1. Certificates; Signatures. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman or Vice-Chairman of the Board of Directors, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented thereby, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 2. Transfers of Stock. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, shares of capital stock shall be transferable on the books of the Corporation only by the holder of record thereof in person, or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, properly endorsed, and the payment of all taxes due thereon.

SECTION 3. Fractional Shares. The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided. The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

SECTION 4. Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in place of any certificate, theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

ARTICLE VII

Dividends

Subject always to the provisions of law and the Certificate of Incorporation, the Board of Directors shall have full power to determine whether any, and, if any, what part of any, funds legally available for the payment of dividends shall be declared as dividends and paid to stockholders; the division of the whole or any part of such funds of the Corporation shall rest wholly within the lawful discretion of the Board of Directors, and it shall not be required at any time, against such discretion, to divide or pay any part of such funds among or to the stockholders as dividends or otherwise; and before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

Ratification

Any transaction, questioned in any law suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non-disclosure, miscomputation, or the application of improper principles of practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

ARTICLE IX

Indemnification

SECTION 1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action or suit, whether or not by or in the right of the Corporation, or proceeding, whether civil, criminal, administrative or investigative (collectively, a “proceeding”) by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss, including judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement, incurred, suffered or paid by or on behalf of such person, and expenses (including attorneys’ fees) reasonably incurred by such person.

SECTION 2. Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article or otherwise.

SECTION 3. Claims. The right to indemnification and payment of expenses under the Certificate of Incorporation, these By-laws or otherwise shall be a contract right. If a claim for indemnification or payment of expenses under this Article is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

SECTION 4. Non-Exclusivity of Rights. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 5. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

SECTION 6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE X

Corporate Seal

The corporate seal shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures as the Board of Directors shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal.

ARTICLE XI

Fiscal Year

The fiscal year of the Corporation shall be that which is determined by the Board of Directors, and is subject to change by the Board of Directors.

ARTICLE XII

Waiver of Notice

Whenever notice is required to be given by these By-laws or by the Certificate of Incorporation or by law, a written waiver thereof, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

ARTICLE XIII

Bank Accounts, Drafts, Contracts, Etc.

SECTION 1. Bank Accounts and Drafts. In addition to such bank accounts as may be authorized by the Board of Directors, the primary financial officer or any person designated by said primary financial officer, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said primary financial officer, or other person so designated by the Treasurer.

SECTION 2. Contracts. The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 3. Proxies; Powers of Attorney; Other Instruments. The Chairman, the President or any other person designated by either of them shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chairman, the President or any other person authorized by proxy or power of attorney executed and delivered by either of them on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board of Directors, from time to time, may confer like powers upon any other person.

SECTION 4. Financial Reports. The Board of Directors may appoint the primary financial officer or other fiscal officer and/or the Secretary or any other officer to cause to be prepared and furnished to stockholders entitled thereto any special financial notice and/or financial statement, as the case may be, which may be required by any provision of law.

ARTICLE XIV

Amendments

The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, subject, however, to any limitation thereof contained in these By-laws. By-laws adopted by the Board of Directors may be repealed or changed, and new By-laws made, by the stockholders, and the stockholders may prescribe that any By-law made by them shall not be altered, amended or repealed by the Board of Directors. The stockholders also shall have the power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, immediately following the consummation of a public offering by the Corporation of any of its capital stock, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation.

Appendix C

GOAMERICA, INC.

2005 EQUITY COMPENSATION PLAN

     1. Purposes of the Plan. The purposes of this GoAmerica, Inc. 2005 Equity Compensation Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Affiliate. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, Stock Awards and Unrestricted Shares may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          “Administrator” means the committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan.

          “Affiliate” means any Parent and/or Subsidiary.

          “Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

          “Award” means an Option, a Stock Purchase Right, a Stock Award and/or the grant of Unrestricted Shares.

          “Board” means the Board of Directors of the Company.

          “Cause” means, unless otherwise specifically provided in the Participant’s Option Agreement, Restricted Stock Purchase Agreement or Stock Award Agreement, a finding by the Administrator that the Participant’s employment or service with the Company or any Affiliate was terminated due to one or more of the following: (i) the Participant’s performance of duties in an incompetent manner; (ii) the Participant’s commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company or any Affiliate in any material way; (iii) the Participant’s gross negligence; (iv) the Participant’s violation of any express direction of the Company or of any Affiliate or any material violation of any rule, regulation, policy or plan established by the Company or any Affiliate from time to time regarding the conduct of its employees or its business; (v) the Participant’s disclosure or use of confidential information of the Company or any Affiliate, other than as required in the performance of the Participant’s duties; (vi) actions by the Participant that are clearly contrary to the best interests of the Company and/or its Affiliates; (vii) the Participant’s conviction of a crime constituting a felony or any other crime involving moral turpitude, or no conviction, but the substantial weight of credible evidence indicates that the Participant has committed such a crime; (viii) the Participant’s use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant’s duties; or (ix) any other act or omission which in the determination of the Administrator is materially detrimental to the business of the Company or of an Affiliate. Notwithstanding the foregoing, if a Participant has entered into a written employment or service agreement with the Company that specifies the conditions or circumstances under which the Participant’s service may be terminated for cause, then the terms of such agreement shall apply for purposes of determining whether “Cause” shall have occurred for purposes of this Plan.

          “Code” means the Internal Revenue Code of 1986, as amended.

          “Common Stock” means the common stock, par value $.01 per share, of the Company.

          “Company” means GoAmerica, Inc., a Delaware corporation.

          “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity, other than an Employee or a Director.

          “Director” means a member of the Board.

          “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

          “Employee” means any person, including officers and Directors, serving as an employee of the Company or an Affiliate. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute “employment” by the Company.

          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Purchase Right grant, Stock Award grant or grant of Unrestricted Shares. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

          “Option” means a stock option granted pursuant to the Plan.

          “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

          “Optioned Stock” means the Common Stock subject to an Option or Stock Purchase Right.

          “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          “Parent” means a “parent corporation” of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

          “Participant” shall mean any Service Provider who holds an Option, a Stock Purchase Right, Restricted Stock, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

          “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          “Restricted Stock Purchase Agreement” means a written agreement between the Company and an Optionee evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Restricted Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

          “Service Provider” means an Employee, Director or Consultant.

          “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          “Stock Award” means an Award of Shares pursuant to Section 12 of the Plan.

          “Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

          “Stock Award Shares” means Shares subject to a Stock Award.

          “Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.

          “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          “Subsidiary” means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

          “Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

     3. Stock Subject to the Plan. Subject in all cases to Section 15 of the Plan, the number of Shares subject to the Plan shall be governed by this Section 3. The maximum number of Shares of Common Stock that may be issued under the Plan shall be ~~2,000,000.~~3,000,000. For purposes of the foregoing limitation, the Shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of Shares of Common Stock available for issuance under the Plan. All Shares of Common Stock that may be issued under the Plan shall be available for grant as Incentive Stock Options. Notwithstanding the foregoing, Options with respect to no more than ~~400,000~~450,000 Shares of Common Stock may be granted to any one individual Participant during any one (1) calendar year period. Common Stock to be issued under the Plan may be either authorized and unissued Shares or Shares held in treasury by the Company.

     4. Administration of the Plan.

          (a) Administration. The Plan shall be administered by a committee of the Board comprised of two or more “outside directors” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted hereunder;

               (iii) to determine the number of Shares of Common Stock to be covered by each Award granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Restricted Stock Purchase Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (viii) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

               (x) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

               (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. Neither the Administrator nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

     5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

     6. Limitations.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Affiliate. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company or any Affiliate, nor shall they interfere in any way with the Participant's right or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause.

     7. Term of the Plan. Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

     8. Term of Options. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

     9. Option Exercise Price; Exercisability.

          (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant as (determined by the Administrator in good faith) in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

          (b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     10. Exercise of Options; Consideration.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that unless otherwise determined by the Administrator, each Option shall vest and become exercisable as to 25% of the Shares subject to such Option on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Option each full month thereafter. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than as a result of the Optionee's death, Disability or termination for Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Affiliate be considered a termination of employment; provided, however, that if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

          (c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

          (d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death (but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

          (e) Termination for Cause. Unless otherwise provided in a Service Provider’s Option Agreement, if a Service Provider’s relationship with the Company is terminated for Cause, then such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.

          (f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) other Shares which (A) have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (iv) consideration received by the Company under a cashless exercise program permitted by the Administrator;

               (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vi) any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to 25% of the Shares subject to such Restricted Stock Purchase Agreement on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Restricted Stock Purchase Agreement each full month thereafter.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

     12. Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider, as defined herein, subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

          (a) At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. Subject to the right of the Administrator to establish a different Restricted Period, the Restricted Period of a Stock Award shall lapse as follows: the restrictions shall lapse as to 25% of the Shares subject to such Stock Award on the first anniversary of its date of grant, and as to 1/36th of the remaining Shares subject to such Stock Award each full month thereafter. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

          (b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

          (c) Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

          (d) Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its Affiliates or resigns or voluntarily terminates his consultancy arrangement or directorship with the Company or its Affiliates, or if the Stock Awardee's employment or consultancy arrangement or directorship is terminated for Cause prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan. If the Stock Awardee's employment, consultancy arrangement or directorship terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

          (e) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

     13. Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

          (a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

          (b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

     14. Non-Transferability. Unless determined otherwise by the Administrator, an Option and Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

     15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Restricted Stock Purchase Agreement or Stock Award, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee and holder of Stock Purchase Rights as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right or applicable to any Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Change of Control”), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such Option Agreement or Stock Award shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Option Agreement or Stock Award), each outstanding Option, Stock Purchase Right and Stock Award shall be assumed or an equivalent option, right or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right or award for each outstanding Option, Stock Purchase Right and Stock Award, the Optionees shall fully vest in and have the right to exercise each outstanding Option and Stock Purchase Right as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable, and all vesting periods under Stock Awards shall be deemed to have been satisfied. In the event of a Change of Control, then, absent a provision to the contrary in any particular Restricted Stock Purchase Agreement (in which case the terms of such Restricted Stock Purchase Agreement shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Restricted Stock Purchase Agreement), all vesting periods under Restricted Stock Purchase Agreements shall be deemed to have been satisfied. If an Option and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Optionees that all outstanding Options and Stock Purchase Rights shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option and Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

     16. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

     17. Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

     18. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     19. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right unless such grant or the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights under any Restricted Stock Purchase Agreement in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future.

          (d) Trading Policy Restrictions. Option and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

     20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option or Stock Purchase Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 22 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 22.

     23. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

     24. Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

433 HACKENSACK AVENUE HACKENSACK, NJ 07601	VOTE BY INTERNET - www.proxyvote.com
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ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to GoAmerica, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	GAMER1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOAMERICA, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Directors recommend a vote FOR all the nominess listed and “FOR” Items 2 through 5.
Vote on Directors	|_|	|_|	|_|

1.	Election of Directors

	PROPOSAL 1(a) NOMINEES:	PROPOSAL 1(b) NOMINEES:

	01) Aaron Dobrinsky 02) Steven Eskenazi 03) Christopher Gibbons 04) Daniel R. Luis 05) William M. McDonagh 06) Edmond Routhier	07) Steven C. Chang 08) Behdad Eghbali

BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:		For	Against	Abstain

2.	Approval of Preferred Redemption Amendment (Proposal 2)	|_|	|_|	|_|

3.	Approval of Consent Amendment (Proposal 3)	|_|	|_|	|_|

4.	Approval of Amendment to 2008 Long Term Incentive Plan (Proposal 4)	|_|	|_|	|_|

5.	Ratification of Independent Registered Public Accounting Firm (Proposal 5)	|_|	|_|	|_|

For address changes and/or comments, please check this box and write them on the back where indicated	|_|

Please indicate if you plan to attend this meeting.	|_|	|_|

	YES	NO

Note:	Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

GOAMERICA, INC.

June 25, 2008

Please date, sign and mail your proxy card
in the envelope provided
as soon as possible

† Please detach along perforated line and mail in the envelope provided. …

GOAMERICA, INC.

433 Hackensack Avenue
Hackensack, New Jersey 07601

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        DANIEL R. LUIS and MICHAEL R. PENDERGAST jointly or individually and with full power of substitution, are authorized to represent and vote the shares of the undersigned at the 2008 Annual Meeting of Stockholders of GoAmerica, Inc., and at any adjournment or postponement thereof, in the manner directed on this card and in their discretion on all other matters that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" ITEMS 2 THROUGH 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments: _________________________________________________ __________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)